                                                                   EXHIBIT 10.13

                                   SUBLEASE

     This Sublease, dated April 2, 1998, for reference purposes only, is made by and between Apple Computer, Inc., a California corporation (the "Sublessor"), and NVidia, a Delaware corporation, (the "Sublessee"), with respect to the following facts:

     A. Sublessor is the tenant under that certain Lease (the "Master Lease") dated June 1, 1988, amended by that certain Memorandum of Lease dated June 1, 1988, First Amendment to Lease dated May 31, 1989, that certain Second Amendment to Lease dated November 9, 1989, that certain Third Amendment to Lease dated February 8, 1995, that certain Fourth Amendment to Lease dated March 29, 1995, that certain Fifth Amendment to Lease dated June 20, 1995, and that certain Sixth Amendment to Lease dated December 22, 1995, of approximately 218,816 square feet of space located at 3515, 3535 and 3585 Monroe Drive, Santa Clara, Santa Clara County, State of California (the "Premises"), which Master Lease was executed by MPJ, a California general partnership, as Landlord (hereinafter the "Master Lessor"), and Sublessor as Tenant. The Master Lease is attached hereto as Exhibit A and, subject to the terms hereof, is incorporated herein.

     B. Sublessee desires to sublease a portion of the Premises, consisting of approximately eighty-eight thousand nine hundred thirty-six (88,936) square feet, commonly known as 3535 Monroe Drive, Santa Clara, California, and shown hatched on the floor plan attached as Exhibit B (the "Sublease Premises"), on the terms and conditions set forth below.

     NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

     1. Premises  Sublessor hereby subleases the Sublease Premises to
        --------
Sublessee, and Sublessee hereby subleases the Sublease Premises from Sublessor, for the term, at the rental and upon all the conditions set forth herein.

     2.  Term.
         ----

         2.1  Term.  The term of this Sublease shall be for a period commencing
              ----
on the later of (a) June 1, 1998 or (b) the date that the written consent of Master Lessor to this Sublease has been obtained (the "Commencement Date"). Subject to the terms hereof, this Sublease shall expire on December 31, 2002, unless the Master Lease is sooner terminated, which termination shall occur without liability on the part of Sublessor unless such termination resulted solely from a default of Sublessor thereunder.

          2.2  Delay in Commencement.  Notwithstanding the provisions of
               ---------------------
paragraph 2.1, above, if for any reason Sublessor cannot deliver possession of the Demised Premises to Sublessee on the Commencement Date, Sublessor shall not be subject to any liability on account of said failure to deliver, nor shall such failure affect the validity of this Sublease or the obligations of Sublessee hereunder or extend the term hereof, but in such event, Sublessee shall not be obligated to pay rent for the Sublease Premises until possession of the Sublease Premises is tendered to Sublessee, provided the delay is not attributable to Sublessee. If the Commencement Date is delayed as a result of any act or omission of Sublessee, its agents, employees or contractors, the Commencement Date shall be deemed to be the date the Commencement Date would have occurred if no Sublessee delay or delays had occurred.

     Notwithstanding the provisions of paragraph 2.2, if Sublessor has not delivered the Sublease Premises to Sublessee in the condition required hereunder, free of occupants and tenants, on or before July 1, 1998, Sublessee shall have the right thereafter, until such possession is

                                       1.

delivered to Sublessee to cancel this Sublease on not less than ten (10) days prior written notice to Sublessor; if Sublessor delivers the Premises to Sublessee within period, Sublessee shall accept possession of the Premises. Upon such cancellation, Sublessor shall return to Sublessee all sums theretofore deposited by Sublessee with Sublessor and neither party shall have any further liability or obligation to the other.

     3.  Rent.
         ----

         3.1   Base Monthly Rent.  Beginning on the Commencement Date,
               -----------------
Sublessee shall pay to Sublessor during the term of this Sublease the following amounts as "Base Monthly Rent":

          Months                  Rent/SF/Mo  Rent/Mo
          ------                  ----------  --------
          Months 1 through 12     $1.25 NNN   $111,170
          Months 13 through 24    $1.70 NNN   $151,191
          Months 25 through 36    $1.75 NNN   $155,638
          Months 37 through 48    $1.80 NNN   $160,085
          Months 49 through 55    $1.85 NNN   $164,532


         Full Base Monthly Rent is due and shall be paid in advance in equal installments on or before the first day of each calendar month in lawful money of the United States without notice or demand and without any set off, deduction, abatement or offset whatsoever except as otherwise provided herein. Base Monthly Rent for any partial month during the Sublease term shall be prorated based on the actual number of days in the partial month. Sublessor and Sublessee agree to execute a Confirmation of Commencement Date Agreement in the form attached as Exhibit C, confirming the date this Sublease commences and the dates on which Base Monthly Rent increases during the Sublease term.

         3.2  Payment of First Month's Base Monthly Rent.  Concurrently
              ------------------------------------------
with Sublessee's execution of this Sublease, Sublessee shall deposit with Sublessor the sum of One Hundred Eleven Thousand One Hundred Seventy and 00/100 Dollars ($111,170.00) as payment of the first month's Base Monthly Rent.

         3.3  Additional Rent.  All monies other than Base Monthly Rent
              ----------------
required to be paid by Sublessee under this Sublease, including, without limitation, the furniture price (as defined in paragraph 14 and Exhibit F), all operating expenses, taxes, insurance, maintenance and other expenses and charges of every kind and nature arising in connection with the Sublease Premises, this Sublease or the Master Lease (including, without limitation, all amounts payable under the Master Lease as described in Sections 3.4, 4, 6, 7, and 11) shall be deemed "Additional Rent" payable by Sublessee to Sublessor in accordance with the terms of this Sublease and the Master Lease. Base Monthly Rent and Additional Rent shall be referred to collectively herein as "Rent." For purposes of this Sublease, Sublessee's Pro Rata Share, as defined in Section 3.4 of the Master Lease, shall be 88,936/275,264 or 32.31%. Rent shall be paid by Sublessee to Sublessor at the address stated herein or at such other address as may be designated by Sublessor. Notwithstanding the foregoing, Sublessor shall have the right to direct Sublessee to pay Rent directly to Master Lessor, and Master Lessor shall credit such amounts to the Rent due for the Sublease Premises pursuant to the Master Lease.

         3.4  No Rental Adjustment. The parties agree that any statement
              --------------------
of square footage set forth in the Sublease is an approximation which Sublessor and Sublessee agree is reasonable and the rental based thereon and Tenant's Pro Rata Share as set forth in paragraph 3.3. is not subject to revisions if the actual square footage is more or less.

         Sublessor agrees to make timely payments of rent and any other sums due

                                       2.

thereunder and to faithfully and fully perform all of its obligations under the Master Lease to the end that the Master Lease shall not be terminated to the default of Sublessor thereunder.

         Notwithstanding anything herein to the contrary, Sublessor shall promptly provide Sublessee with a copy of any written notice received by Sublessor of any default of Sublessor under the Master Lease, which default is continuing after the expiration of any applicable grace period provided therefor in the Master Lease ("Sublessor's Default"). From and after Sublessor's Default, Sublessee shall have the right, but not the obligation, to pay any and all Base Rent and Additional Rent accruing from and after the date of such Default, and perform all its obligations hereunder to Master Lessor without being liable to Lessor for such payments or performance. If Master Lease terminates due to Sublessor's default of its obligations thereunder, Sublessee may request Master Lessor to execute and deliver to Sublessee a nondisturbance agreement. Upon receipt thereof, Sublessee shall attorn to Master Lessor and recognize Master Lessor as Lessor under this Lease, and Master Lessor shall agree in writing to be bound by the terms of this Sublease.

     4.  Security Deposit.
         ----------------

         4.1 Concurrently with Sublessee's execution of this Sublease, Sublessee shall deposit with Sublessor the sum of Two Hundred Twenty-Two Thousand Three Hundred Forty and 00/100 Dollars ($222,340.00) which shall be held by Sublessor as security for the faithful performance of all of the terms of this Sublease. If Sublessee fails to pay Rent or otherwise defaults with respect to any provision of this Sublease, then Sublessor may draw upon, use, apply or retain all or any portion of the security deposit after applicable notice and cure periods for the payment of any Rent or other charge in default, for the payment of any other sum which Sublessor has become obligated to pay by reason of Sublessess's default, or to compensate Sublessor for any loss or damage which Sublessor has suffered thereby. If Sublessor so uses or applies all or any portion of the security deposit, then Sublessee, within fifteen (15) days after demand therefore, shall deposit cash with Sublessor in the amount required to restore to the full amount stated above. Upon the expiration of this Sublease, if Sublessee is not in default, Sublessor shall return to Sublessee so much of the security deposit as has not been applied by Sublessor pursuant to this Paragraph 4, or which is not otherwise required to cure Sublessee's defaults.


     5.  Use of Premises.  The Demised Premises shall be used and occupied
         ---------------
solely for the purposes set forth in Section 5.1 of the Master Lease.


         5.1.  Condition of Demised Premises; Repairs.  Subject to the
               --------------------------------------
provisions of Paragraph 5.2 below, Sublessor has not agreed to make any alterations, repairs or improvements to the Sublease Premises, and by taking possession of the Sublease Premises, Sublessee shall conclusively be deemed to have accepted the Sublease Premises in their "as-is" then existing condition excluding latent defects, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing or regulating the use or occupancy of the Sublease Premises. Sublessee acknowledges that neither Sublessor nor its agents has made any representations or warranties with respect to the condition of the Sublease Premises or as to the suitability of the Sublease Premises for the conduct of Sublessee's business. In particular, Sublessor makes no representation with respect to compliance of the Sublease Premises or the Complex with the Americans With Disabilities Act of 1990 ("ADA"), compliance with which shall be the sole responsibility of Sublessee.

         5.2  Repairs.  Sublessor shall have no obligation whatsoever to make
              -------
or pay the cost of any alterations, improvements or repairs to the Sublease Premises, including, without limitation, any improvement or repair required to comply with any law, regulation, building code or ordinance (including the ADA). Notwithstanding the foregoing, if Master Lessor shall fail to perform its obligations in accordance with the terms of the Master Lease, Sublessor, upon receipt

                                       3.

of written notice from Sublessee, shall diligently attempt to enforce all obligations of Master Lessor under the Master Lease (without requiring Sublessor to spend more than a nominal sum, which nominal sum shall be limited to all costs associated with the preparation of and transmittal to Master Lessor of documentation from Sublessor or Sublessor's attorneys detailing the obligations to be performed by Master Lessor under the Master Lease). If, after receipt of written request from Sublessee, Sublessor shall fail or refuse to take action for the enforcement of Sublessor's rights against Master Lessor with respect to the Sublease Premises ("Action"), and provided that Sublessor as Tenant under the Master Lease shall be conferred upon and assigned to Sublessee, and Sublessee shall be subrogated to such rights to the extent that the same shall apply to the Sublease Premises. If any such Action against Master Lessor in Sublessee's name shall be barred by reason of lack of privity, nonassignability or otherwise, Sublessee may take such Action in Sublessor's name; provided that Sublessee has obtained the prior written consent of Sublessor, which consent shall not be unreasonably withheld, and, provided further, that Sublessee shall indemnify, protect, defend by counsel reasonably satisfactory to Sublessor and hold Sublessor harmless from and against any and all liability, loss, claims, demands, suits, penalties or damage (including, without being limited to, reasonable attorneys' fees and expenses) which Sublessor may incur or suffer by reason of such Action, except for any such liability, loss, claims, demands, suits, penalties or damage which Sublessor may incur or suffer by reason of Sublessor's negligent acts or omissions.

         5.3  Alterations.  Sublessee's rights to make alterations to the
              -----------
Sublease Premises is subject to the provisions of Section 7.3 of the Master Lease. Unless otherwise agreed to in writing by Master Lessor, at the expiration or earlier termination of this Sublease, Sublessee shall (i) remove all alterations, additions and improvements to the Sublease Premises made by Sublessee or its contractors, (ii) restore the Sublease Premises to their original condition prior to making such alterations, additions and improvements, and (iii) repair all damage caused in removing such alterations, additions and improvements. Sublessee agrees that the indemnification provisions of Section 10 of the Master Lease shall be deemed to include all claims, damages, costs, expenses and the like therein described which arise out of any alterations, additions or other improvements to the Sublease Premises made by Sublessee or its contractors.

     6.   Master Lease Provisions.
          -----------------------

         6.1  Performance of Master Lease Provisions.  Sublessee acknowledges
              --------------------------------------
and agrees that this Sublease shall be subject and subordinate to the Master Lease, and neither Sublessee nor Sublessor shall not cause or permit any violation of any term thereof. Sublessee hereby expressly assumes and agrees to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor as Tenant under the Master Lease which relates to the Demised Premises to the extent incorporated herein. Sublessor agrees that it shall perform all of its obligations under the Master Lease which have not been assumed by Sublessee, such that the Master Lease shall not be terminated due to the default of Sublessor during the term of this Sublease. Sublessor shall indemnify, defend, and hold Sublessee harmless from and against any liability, less, damages, actions, proceedings or expenses (including but not limited to attorney's fees and consultant's fees) arising or resulting from or in connection with a breach of this obligation.

         6.2  Incorporation By Reference.  The terms and conditions of this
              --------------------------
Sublease shall include all of the provisions of the Master Lease, which are incorporated into this Sublease as if fully set forth, except that:

              (i) each reference in such incorporated Sections to "Lease" shall be deemed a reference to "Sublease."

              (ii)   each reference to "Landlord" and "Tenant" shall be deemed

                                       4.

a reference to "Sublessor" and "Sublessee," respectively, except as otherwise provided herein.

              (iii) with respect to work, services, repairs, provision of insurance, restoration, or the performance of any other obligation of Master Lessor under the Master Lease including, without limitation, Section 7.1 (Maintenance and Repairs); Section 7.2G and Section 7.3D (Capital Improvements);
Section 10.1 (Landlord's Indemnification); Section 11.2 (Landlord's Insurance);
Section 12 (Damage or Destruction); Section 13 (Condemnation); Section 18.1 (Outside Area); and Section 18.2 (Outside Area Expenses); the sole obligation of Sublessor shall be as set forth in paragraph 5.2 above. Sublessor shall provide to Sublessee copies of all notices given to Sublessor by Master Lessor which are relevant to this Sublease promptly following receipt thereof, including but not limited to any notice of Sublessor's default or breach of its obligations under the Master Lease.

              (iv) except as expressly provided herein, with respect to any obligation of Sublessee to be performed under this Sublease, wherever the Master Lease grants to Sublessee a specified number of days to perform its obligations under the Master Lease, Sublessee shall have one-half of the number of days granted in the Master Lease (rounded up) to perform the obligation, including, without limitation, curing any defaults. In addition, the reference in Section 4.1(b) to ten days shall be twenty (20) days; the reference in Section 4.2(b) to ten (10) days shall be twenty (20) days; the reference in Section 4.4 to ten
(10) days shall be twenty (20) days; the reference in Section 7.3A to five (5) days shall be ten (10) days, the reference to thirty (30) days shall be forty-five (45) days, the reference to one hundred twenty (120) days shall be one hundred thirty-five (135) days, and the reference to ten (10 business days shall be twenty (20) business days; the reference in Section 9 to ten (10 business days shall be twenty (20) business days; the references in Section 14.1B and 14.1C to fifteen (15) days shall be thirty (30) days; and the references in
Section 16.3 to thirty (30) days shall be forty-five (45) days.

              (v) with respect to any approval required to be obtained from the "Landlord" under the Master Lease, such consent must be obtained from both Master Lessor and Sublessor and the approval of Sublessor may be withheld if Master Lessor's consent is not obtained.

              (vi) the following provisions are not incorporated into this Sublease, or are incorporated as modified herein: Sections 1, 2, 3.1, 3.2, 3.3; the last full paragraph of Section 3.4; the second paragraph of Section 5.1; the second sentence of Section 7.2F; the proviso in the first sentence of Section 7.3A; the reference to "Landlord" in the first sentence of Section 6.3 shall apply only to the Master Lessor; the word "negligence" in the last sentence of
Section 10.2 is replaced with the phrase "gross negligence;" the termination rights of Tenant set forth in Section 12 shall apply only with respect to the Sublease Premises; the proviso in the first sentence of Section 15.1; the reference to "one percent (1%)" in Section 16.2B shall be "five percent (5%);"
Section 17; the first sentence of the second paragraph of Section 18.1; the reference to "Landlord" in the third sentence of Section 18.2 shall apply only to the Master Lessor; Section 19; the fourth sentence in Section 20.3C; the proviso in the second sentence of Section 20.11; the addresses set forth in
Section 20.16 are replaced with the addresses set forth below in Paragraph 13.4 of this Sublease; Section 20.18; Section 21; Sections 22B through 22F; Exhibits A and B; and all amendments to the Master Lease described in Recital A above.

     7.  Right to Cure.  If Sublessee fails to pay any sum of money to Sublessor
         -------------
or to Master Lessor, or fails, within any applicable grace periods provided for therein, or to perform any other act on its part to be performed hereunder, then Sublessor may, but shall not be obligated to make such payment or perform such act. All such sums paid and all costs and expenses of performing any such act shall be deemed additional rent payable by Sublessee to Sublessor upon demand, together with interest thereon at the interest rate described in Section 20.14 of the Master Lease.

                                       5.

     8.  Insurance, Sublessee agrees to carry the insurance coverage described
         ---------
in Section 11.1 of the Master Lease during the term of this Sublease. Sublessee shall name Sublessor as an additional insured under the required insurance policies. Prior to occupancy of the Sublease Premises, Sublessee shall deliver a certificate of insurance evidencing the above to Sublessor and Master Lessor.

     9.  Assignment and Subletting.
         -------------------------

         9.1  Restriction on Assignment and Subletting.  Sublessee shall not
              ----------------------------------------
assign, sublease, transfer or encumber this Sublease or any interest therein or grant any license, concession or other right of occupancy of the Sublease Premises or any portion thereof or otherwise permit the use of the Sublease Premises or any portion thereof by any party other than Sublessee (any of which events is hereinafter called a "Transfer") without the prior written consent of the Master Lessor pursuant to Section 14 of the Master Lease and the Sublessor, which consent of Sublessor shall not be unreasonably withheld or delayed. Sublessor's consent shall be considered reasonably withheld if (i) the proposed transferee is determined by Sublessor to not be financially sound applying generally accepted accounting principles in making such determination; (ii) Sublessee is in default; or (iii) any portion of the Sublease Premises would become subject to additional or different governmental laws or regulations as a consequence of the proposed Transfer and/or the proposed transferee's use and occupancy of the Sublease Premises and or which impose significant financial burden on Sublessor as a result thereof. Sublessee acknowledges that the foregoing is not intended to be an exclusive list of the reasons for which Sublessor may reasonably withhold its consent to a proposed Transfer. Any attempted Transfer in violation of the terms of this Paragraph 9 shall, at Sublessor's option, be void. Consent by Sublessor to one or more Transfers shall not operate as a waiver of Sublessor's rights as to any subsequent Transfers. Notwithstanding the foregoing, Sublessee shall be permitted the rights of assignment or subletting described in Section 14.1E of the Master Lease provided that (i) Sublessee gives written notice to Sublessor at least thirty (30) days prior to such proposed transfer together with such information as shall establish that the proposed Transfer qualifies for the exemption set forth in Section 14.1E; (ii) the proposed transferee delivers to Sublessor concurrent with any such assignment or subletting an assumption agreement whereby the proposed transferee assumes and agrees to perform, observe and abide by the terms, conditions, obligations and provisions of the Sublease; and (iii) in the case of a proposed Transfer to an affiliate, the entity status is not established as a subterfuge in an attempt to avoid the provisions of this Sublease respecting assignment and subletting.

         9.2  Required Notice.  If Sublessee requests Sublessor's consent to a
              ---------------
Transfer, Sublessee, together with such request, shall provide Sublessor with the name of the proposed transferee and the nature of the business of the proposed transferee, the term, use, rental rate and all other material terms and conditions of the proposed Transfer, including, without limitation, a copy of the proposed assignment, sublease or other contractual documents and evidence satisfactory to Sublessor that the proposed transferee is financially sound. Notwithstanding Sublessor's agreement to act reasonably under subparagraph 9.1 above, Sublessor may, within thirty (30) days after its receipt of all information and documentation required herein consent to or reasonably refuse to consent to such Transfer in writing. In the event Sublessor consents to any such Transfer, the Transfer and consent thereto shall be in a form reasonably approved by Sublessor, and Sublessee shall bear all actual costs and expenses incurred by Sublessor in connection with the review and approval of such assignment or sublease documentation.

         9.3  Bonus Rent.   If Sublessor consents to any Transfer pursuant to
              ----------
this Paragraph 9, Sublessee may, within one hundred twenty (120) days thereafter, enter into such assignment or sublease of the Sublease Premises or portion thereof upon the terms and conditions set forth in the notice furnished to Sublessee pursuant to subparagraph 9.2 above. However, one

                                       6.

hundred percent (100%) of any rent or other consideration for the first year of the Sublease and fifty percent (50%) of any rent or other consideration for the remainder of the Sublease realized by Sublessee under any such assignment or sublease (the "Transfer Consideration") in excess of the Base Monthly Rent and Additional Rent payable hereunder (or the amount thereof proportionate to the portion of the Sublease Premises subject to such sublease or assignment) shall be paid to Sublessor, after deducting therefrom all actual costs and reasonable expenses incurred by Sublessee to effect the transfer including but not limited to rent concessions, advertising costs any customary brokers' commissions and reasonable attorneys' fees in connection with such assignment or sublease amortized on a straight line basis (without interest) over the term of the sublease or assignment. Sublessee hereby covenants and agrees to promptly pay to Sublessor the Transfer Consideration as and when received by Sublessee, but in no event more than ten (10) days after receipt thereof.

         9.4  Effect of Transfer.  Any Transfer consented to by Sublessor in
              ------------------
accordance with this Paragraph 9 shall be only for the use permitted by Section
5.1 of the Master Lease and for no other purpose. In no event shall any Transfer release or relieve Sublessee or any Guarantor from any obligations under this Sublease.

     10.  Sublessor's Representations, Warranties and Covenants.  Sublessor
          -----------------------------------------------------
hereby represents and warrants to Sublessee that as of the commencement of the Sublease (i) that the document attached as Exhibit A to this Agreement is a true, correct and complete copy of the Master Lease, and that the Master Lease represents the entire agreement between Sublessor and Master Lessor with respect to the lease of the Sublease Premises, (ii) that, to the best knowledge Of Sublessor, there is no default, or any condition which with the passage of time or the giving of notice, or both, would constitute a default, on the part of either party to the Master Lease, (iii) Sublessor has not assigned, encumbered or otherwise transferred any interest of Tenant under the Master Lease with respect to the Sublease Premises, (iv) the Expiration Date of the Master Lease is December 31, 2002, and (v) there are no third party consents required with respect to this lease transaction other than the consent of Master Lessor; and Sublessor has duly authorized this lease transaction.

     11.  Amendments to Master Lease.  Sublessor agrees that it shall not,
          --------------------------
without the prior written consent of Sublessee, which consent shall not be unreasonably withheld or delayed, enter into any amendment to the Master Lease which prevents or materially adversely affects the use by Sublessee of the Sublease Premises in accordance with the terms of this Sublease, materially increases the obligations of Sublessee under this Sublease or materially decreases Sublessee's rights under this Sublease.

     12.  Miscellaneous
          -------------

          12.1  Attorney's Fees.  If either Sublessor or Sublessee brings any
                ---------------
action or proceeding, whether legal, equitable or administrative, to enforce rights and obligations under this Sublease, or to declare rights hereunder, the prevailing party in any such action or proceeding shall be entitled to recover from the other party reasonable attorneys' fees and costs of suit, in addition to any other relief allowed by the court.

          12.2  Brokers.  The parties agree that they have dealt with no real
                -------
estate broker in connection with this Sublease other than Cornish and Carey, and they agree to indemnify and hold each other harmless from and against any damage or expense incurred by reason of any other broker claiming a right to any commission or compensation as a result of its dealings with the indemnifying party.

          12.3  Authority to Execute.  Sublessee and Sublessor each represent
                --------------------
and warrant to the other that the person(s) executing this Sublease on behalf of each party is (are) duly

                                       7.

authorized to execute and deliver this Sublease on that party's behalf.

          12.4  Notices.  Any notice required or permitted to be given under
                -------
this Sublease, including any change of address for purpose of giving notice, shall be in writing, and shall be given as provided in Section 20.16 of the Master Lease. For purposes of this Sublease, the addresses of the parties are set forth below:

          Sublessor
          ---------

          Apple Computer, Inc.
          One Infinite Loop
          Mail Stop 35-AOK
          Cupertino, CA 95014
          Attention: Real Estate Department

          With copies of default notices only to:
                         ------------------------
          Apple Computer, Inc.
          One Infinite Loop
          Cupertino, CA 95014
          Attention: General Counsel/esm

          Sublessee
          ---------

          NVidia
          3535 Monroe Street
          Santa Clara, CA  95051


          12.5  Incorporation of Prior Agreements.  This Sublease incorporates
                ---------------------------------
all agreements of the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, whether oral or written.

          12.6  Modifications, This Sublease may be modified or amended only by
                -------------
an instrument in writing, executed by both parties in interest hereunder.

          12.7  Governing Law; Severability.  This Sublease shall be governed by
                ---------------------------
and construed in accordance with the laws of the State of California. If any term or provision of this Sublease is found by a court of competent jurisdiction to be void or unenforceable, such term or provision shall be deemed severed from the remainder of the terms and provisions of this Sublease, and said remainder shall remain in full force and effect, according to its terms, to the extent permitted by law.

          12.8  Parking.  Subject to the provisions of Section 18.1 of the
                -------
Master Lease, Sublessee shall have the non-exclusive right at no additional cost, to use all parking spaces located in the Outside Area as outlined in red on Exhibit D attached hereto.

          12.9  Hazardous Materials.  Attached hereto as Exhibit E is an
                -------------------
environmental report prepared by Kennedy/Jenks Consultants with respect to the Sublease Premises. Other than the information contained in such reports, Sublessor represents and warrants that it has not received any written notice of the release or disposal of any Hazardous Materials on or about the Sublease Premises in violation of any Hazardous Materials Laws. Sublessor represents and warrants that it has not released or disposed of any Hazardous Materials on or about the Sublease Premises in violation of Hazardous Materials Laws. Except as otherwise provided herein and except for the foregoing representation, Sublessor makes no representation or warranty of any kind whatsoever with respect to any Hazardous Materials on or about the Premises.

                                       8.

          12.10  Signage.  Sublessee's signage rights shall be subject to the
                 -------
provisions of Section 20.12 of the Master Lease, as amended hereby.

          12.11  Subordination; Nondisturbance Agreement.   Prior to the
                 ---------------------------------------
Commencement Date, Sublessor shall request from Master Lessor, a nondisturbance agreement from Master Lessor's lender which is reasonably acceptable to Sublessee, and shall use reasonable efforts to obtain the same from Master Lessor; provided, however, Sublessee's receipt of a non-disturbance agreement from Master Lessor's lender shall not be a condition of this Sublease.

          12.12  Exhibits.  Subject to the terms hereof, all exhibits attached
                 ---------
hereto are incorporated herein.

     13.   Landlord's Lien.    Notwithstanding anything herein to the contrary,
           ---------------
but subject to any rights Sublessor may have under Exhibit C, Sublessor waives any and all rights, title and interest Sublessor now has, or hereafter may have, whether statutory or otherwise, to Sublessee's inventory, equipment, furnishings, trade fixtures, books, and records, personal property, tenant improvements paid for by Sublessee located at the Premises (singly and/or collectively, the "Collateral"). Sublessor acknowledges that Sublessor has no lien, right, claim, interest or title in or to the Collateral. Sublessor further agrees that Sublessee shall have the right, at its discretion, to mortgage, pledge, hypothecate or grant a security interest in the arrangement related to the conduct of Sublessee's business at the Premises. The Collateral shall not become the property of Sublessor and may be removed by Sublessee or at any time and from time to time during the entire term of this Lease. Sublessee shall promptly repair any damage caused by the removal of such property, whether effected by Sublessee.

     14.  Furniture Purchase.  Concurrently herewith, Sublessor agrees to sell
          ------------------
223 cubicle work stations to include files and chairs and existing white board (collectively the "Furniture") subject to the terms set forth in the attached Exhibit F ("Furniture") to the Sublease. Sublessor acknowledges that the agreement to sell the Furniture to Sublessee on the terms and conditions set forth herein is a material inducement for Sublessee to enter into this Sublease and the consummation of such sale on the terms and conditions reasonable satisfactory to Sublessee shall be condition of this transaction.

     15.  Effectiveness; Consent of Master Landlord.  This Sublease shall be of
          -----------------------------------------
no force or effect unless and until the Master Lessor has executed and delivered to Sublessee and Sublessor a fully executed consent to this Sublease, which the Parties will pursue promptly and in good faith.

                                       9.

     IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Sublease on the dates set forth below, to be effective as of the date first set forth above.

SUBLESSOR:                              SUBLESSEE:
APPLE COMPUTER, INC.                    NVIDIA, INC.



By:                                     By:
   --------------------------------        --------------------------------

Its:                                    Its:
    -------------------------------         -------------------------------

Date:                                   Date:
     ------------------------------          ------------------------------

                                LESSOR'S CONSENT

Subject to the conditions listed below, MPJ, a California general partnership ("Lessor"), hereby consents to the forgoing Sublease between Apple Computer, Inc., a California corporation ("Sublessor"), and NVidia, a Delaware corporation ("Sublessee"), dated April 2, 1998 (the "Sublease").

The foregoing consent of Lessor is subject to the following conditions:

1. This Consent shall not relieve Sublessor of any liability or obligations under the Master Lease and Sublessor shall continue to remain liable under the Master Lease as a principal obligor and not as a surety.

2. This Consent shall not be deemed to be a consent to any future sublease and any further subletting of the Premises shall require the prior written consent of Lessor.

3. This Consent shall not be deemed to be a consent to any construction of any tenant improvements other than Sublessee's Improvements as set forth in Exhibit G of the Sublease, which Improvements neither Tenant under the Master Lease, nor Sublessee shall have any restoration obligations to the Premises and neither party shall be required to remove such Improvements at the termination of the Sublease or Master Lease. Exhibit G plans are attached and initialed by the parties, and made a part hereof.

4. Except as provided herein, this Consent shall not alter or amend any term of provision of the Master Lease, all of which shall remain unamended and in full force and effect.

5. Lessor shall be provided a Certificate of Insurance evidencing Sublessee's coverage under the terms of the Lease, naming MPJ and South Bay Development as additional insured.

6. Notwithstanding anything in the Sublease to the contrary, Lessor does not agree to execute and deliver a nondisturbance agreement and does not agree that it will be bound by the terms of the Sublease if the Master Lease terminates.

7. Master Lessor represents and warrants to Sublessee that it is not aware of any defaults on the part of Sublessor, and there are no defaults on the part of Master Lessor at the time of execution hereof.

IN WITNESS WHEREOF, Landlord has executed this Consent on the date set forth opposite of its signatures

                                MPJ, a California General Partnership



Dated:                          By:
      ----------------------       --------------------------------------
                                   James D. Mair, General Partner


                                By:
                                   --------------------------------------
                                   W. Leslie Pelio, General Partner


                                By:
                                   --------------------------------------
                                   William F. Jury, General Partner



The foregoing conditions to Lessor's Consents are hereby accepted.



                                 "SUBLESSEE"
                                  NVidia, a Delaware corporation



                                 By:
                                   --------------------------------------

                                 Print:
                                       ----------------------------------

                                 Title:
                                       ----------------------------------

                                 Date:
                                      -----------------------------------


                                 "SUBLESSOR"
                                 Apple Computer, Inc., a California corporation


                                 By:
                                   --------------------------------------

                                 Print:
                                       ----------------------------------

                                 Title:
                                       ----------------------------------

                                 Date:
                                      -----------------------------------

                                   EXHIBIT A

                                  MASTER LEASE
                                  ------------

                                                                       EXHIBIT A

                           SIXTH AMENDMENT TO LEASE
                           ------------------------

     THIS SIXTH AMENDMENT TO LEASE (the "Amendment") is made and entered into as of December 22, 1995 by and between MPJ, a California general partnership ("Landlord"), and a APPLE COMPTER, INC., a California corporation ("Tenant"), with reference to the following facts.

                                   RECITALS
                                   --------

     A. Tenant and Landlord entered into a certain lease agreement dated June 1, 1988, amended by that certain Memorandum of Lease dated June 1, 1998; First Amendment to Lease dated May 31, 1989, that certain Second Amendment to Lease dated November 9, 1989, that certain Third Amendment to Lease dated February 8, 1995, that certain Fourth Amendment to Lease dated March 29, 1995, and that certain Fifth Amendment to Lease dated June 20, 1995 (as amended, the "Lease"), pursuant to which Tenant leases from Landlord certain premises described in the Lease (the "Premises") and located in the building known as the Lawrence Business Center in Santa Clara, California (the "Building").

     B. In order to facilitate the making of a loan from Connecticut General Life Insurance Company to Landlord to finance the Building, Landlord and Tenant wish to amend paragraph ten (10) of Fourth Amendment to the Lease in certain respects set forth below to provide for the disposition of the lease termination fee provided for in the Lease.

                                   AGREEMENT
                                   ---------

     In consideration of the recitals set forth above and the covenants contained herein, Landlord and Tenant hereby agree as follows:

     1.   Lease Termination Notice. Paragraph 10(a) of the Fourth Amendment to
          ------------------------
Lease is hereby amended by adding the following language at the end of the paragraph: "Tenant and Landlord further agree to promptly give Lender written notice of any election by Tenant to exercise any option to terminate the Lease prior to its stated expiration date. The notice address for Lender is Connecticut General Life Insurance Company, 900 Cottage Grove Road, Bloomfield, CT, 06002, Attention: Real Estate Investment."

     2.   Lease Termination Fee. Paragraph 10(b) of the Fourth Amendment to
          ---------------------
Lease is here by amended by adding the following language to the end of the paragraph: "Landlord and Tenant hereby further agree that any payment due and payable by Tenant to Landlord under the Lease as consideration, fee or penalty for any option of Tenant under the Lease to terminate the Lease prior to its stated expiration date (a "Termination Fee") shall be paid by Tenant directly to an escrow account established and controlled solely by Connecticut General Life Insurance Company ("Lender") in accordance with such instructions as Lender shall deliver to Tenant or Landlord. Tenant agrees that it will not make any payment of any such Termination Fee under the Lease, or any portion thereof, directly to Landlord without prior written consent from Lender, and Landlord agrees that it will neither accept nor request any payment of any such Termination Fee directly from Tenant without prior written consent from Lender."

     3.   Third-Party Beneficiary. Tenant and Landlord hereby acknowledge and
          -----------------------
agree that Lender (and any of its successors or assigns), is a third-party beneficiary of the provisions of this Amendment.

     4.   No Other Modifications. Except as specifically set forth in this
          ----------------------
Amendment, all provisions of the Lease shall remain in full force and effect.

     5.   Authority. Each of the persons executing this instrument on behalf of
          ---------
a party hereto does hereby covenant and warrant that such party is a duly authorized and existing entity, that such party has full right and authority to fulfill each of its responsibilities and obligations hereunder, and that each and all of the persons signing on behalf of such party are authorized to do so. Upon any party's request, any other party hereto will provide the requesting party with evidence reasonably satisfactory to the requesting party confirming the foregoing covenants and warranties.

     6.   Successors and Assigns. All provisions of this instrument will be
          ----------------------
binding upon and inure to the benefit of, the parties hereto, their successors and assigns.

     7.   General Provisions. (a) No waiver by any party of any of the
          ------------------
provisions of this Amendment will be effective unless in writing and signed by an authorized representative of the party making such waiver, and then only to the extent expressly provided in such written waiver. (b) Time is of the essence. (c) This Amendment will be governed by California law. (d) The captions preceding the sections of this instrument have been inserted for convenience of reference and such captions in no way define or limit the scope or intent of any provision hereof. (e) This Amendment may be executed in separate counterparts, each of which, when taken together shall constitute a single document.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                        TENANT:
                                        ------
                                        APPLE COMPUTER, INC.
                                        A California corporation

                                        By:  /s/ Robert A.Hecox
                                           ----------------------------
                                                 Robert A. Hecox
                                             Director, Real Estate
                                           ----------------------------

                                           Its_________________________

                                        LANDLORD:
                                        --------
                                        MJP, a California general partnership

                                           /s/ James D. Mair
                                        By ----------------------------
                                           James D. Mair
                                           General Partner

                                           /s/ William F. Jury
                                        By ----------------------------
                                           William F. Jury
                                           General Partner

                                           /s/ W. Leslie Pelio
                                        By _________________________
                                           W. Leslie Pelio
                                           General Partner

                            FIFTH AMENDMENT TO LEASE

     This Fifth Amendment to Lease is made and entered into as of June 20, 1995, by and between MPJ, a California general partnership ("Landlord") and APPLE COMPUTER, INC., a California corporation ("Tenant") with reference to the following facts, understandings and intentions:

     A. Landlord and Tenant entered into a Lease Agreement dated as of June 1, 1988 covering certain premises located in the City of Santa Clara, California (the "Original Lease"). The Original Lease was amended by a First Amendment to Lease dated as of May 31, 1989 (the "First Amendment"), by a Second Amendment to Lease dated as of November 9, 1989 (the "Second Amendment"), by a Third Amendment to Lease dated as of February 8, 1995 (the "Third Amendment") and by a Fourth Amendment to Lease dated as of March 29, 1995 (the "Fourth Amendment"). The Original Lease as amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment is hereinafter referred to as the "Lease".

     B. The parties desire to amend the Lease by, among other things, deleting Building A from the Premises covered by Lease effective as of June 20, 1995.

     NOW, THEREFORE, Landlord and Tenant hereby agree that the Lease is amended as follows:

     1. Effective as of June 20, 1995, Building A (as shown on the Site Plan attached to the Original Lease as EXHIBIT "A") is deleted from the Premises covered by the Lease. Accordingly, from and after June 1, 1995, the Premises shall include only Buildings B, C and D. Landlord hereby accepts Building A in its "as-is" condition including the building's roof and operating systems. Tenant shall have no further responsibility or liability for any repairs, replacement or restorations to Building A. In addition, Landlord and Tenant expressly agree that the items listed on the inspection report prepared by Therma for National Semiconductor dated May 1995 for 3565 Monroe, Santa Clara, California ( a copy of which report is attached hereto as EXHIBIT "A") are not the responsibility of Tenant and Tenant shall have no responsibility for repairs or have any liability for any cost for those items listed in this report.

     2. Notwithstanding the deletion of Building A from the Premises effective as of June 20, 1995, Tenant shall pay to Landlord the Base Monthly Rent and Additional Rent applicable to Building A for the entire month of June, 1995. Landlord hereby acknowledges receipt of such payment.

     3. On or before June 30, 1995, Tenant shall pay to Landlord, as a lease termination payment and in addition to all other amounts due under the Lease, the sum of ______________________.

     4. Landlord and Tenant acknowledge and agree that the Base Monthly Rent for Buildings B, C & D payable by Tenant to Landlord pursuant to Section 3.1 of the Lease during the period July 1, 1995 through December 31, 1995, shall be the sum of


     5. Notwithstanding the actual date on which Building A is deleted from the Premises, Landlord and Tenant agree that effective as of July 1, 1995, Tenant's Pro Rata Share as defined in Section 3.4 of the Lease, shall be:

                           218,816/275,264 or 79.49%

     6. The first sentence of the second grammatical paragraph of Section 18.1 of the Lease is deleted in its entirety and the following language is substituted in lieu thereof:

               Tenant shall have the exclusive right to use all parking spaces located in the Outside Area except for the parking spaces located in the portion of the Outside Area highlighted on Exhibit "B" attached hereto and made a part hereof (the "Excluded Area"). The parking area in the Excluded Area shall be for the exclusive use of the lessee of Building A and its employees and invitees. Tenant shall not park or permit its employees or invitees to park in the parking spaces located in the Excluded Area.


     7. Tenant shall modify any of its existing signs to delete any reference to "3565" or "3865 Monroe". A new monument sign may be constructed by Landlord or the new lessee of Building A provided the monument sign is constructed to the left of the existing transformer, as Building A is faced from Monroe Street.

     8. Except as modified herein, the Lease shall remain unamended and in full force and effect.

[DOCUMENT CONTINUES]

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Fourth Amendment to Lease as of the day and year first above-written.

LENDER:                              TENANT:

MPJ,                                 APPLE COMPUTER, INC.,
a California general                 a California corporation
partnership

    /s/  James D. Mair                    /s/ Robert A. Hecox
By: ---------------------------      By: ------------------------
     JAMES D. MAIR

Its: General Partner                 Name:_______________________
    ---------------------------
                                             Robert A. Hecox
                                     Title: Director, Real Estate
                                              6/16/95
    /s/ William F. Jury                     ---------------------
By: ---------------------------
     WILLIAM F. JURY

Its: General Partner
    ---------------------------


    /s/ W. Leslie Pelio
By: ---------------------------
     W. LESLIE PELIO

Its: General Partner
    ---------------------------

                                EXHIBIT "A"
--------------------------------------------------------------------------------

                      [LETTERHEAD OF THERMA APPEARS HERE]

--------------------------------------------------------------------------------

Attention:   Eric Bergtraun

From our recent inspection we make the following recommendations:

AC-1
----
Replace filters, belt, leaking first stage sight glass, supply fan motor bearings; adjust and properly set power exhaust dampers, economizer and inlet vane actuators; clean condenser coil, condensate pan, and pipe condensate drain P-trap to drain:
 ...................................................................... $1,963.73

Air Handler 1
-------------
Replace filter and reglue insulation on fan access panel:.............    $91.51

Condensing Unit 1
-----------------
Operating normally at this time.

AC-2
----
Replace filters, belts, exhaust fan motor pulley, supply fan motor bearings, exhaust fan motor bearings; rewire morning warmup (currently disconnected); verify operation*; adjust inlet vanes for proper operation; clean condensate pan; resecure condensate piping; clean condenser coils and compartment. First stage refrigerant circuit low on charge. Need to locate leak, repair and recharge with refrigerant. Oil is noted around liquid line solenoid valve. May need to be replaced (to be determined at completion of leak repairs):
 .................................................................... $2,964.43**

AC-3
----
Replace belts and filters; clean condensate pan, condenser coils; resupport condensate piping; replace two leaking compressor oil sight glasses; verify operation*:
 ....................................................................   $1,427.30

AC-4
----
Replace belts, filters, supply fan shaft bearings, motor bearings, first and second stage oil sight glasses; adjust inlet vanes. First stage refrigeration circuit has no charge. Need to locate leak, repair and recharge with refrigerant**; replace liquid line filter drier:
 ....................................................................   $2,899.77

                         National Semiconductor/Apple 1
                               Inspection Report
                            3565 Monroe, Santa Clara
                                    May 1995
--------------------------------------------------------------------------------

AC-6
----
Replace belt, filter, supply fan shaft bearings, clean and degrease compressors:
 ......................................................................   $997.24

AC-7
Replace filters, reconnect economizer*, verify operation:.............  $ 489.60

AC-8
----
Replace filters and belt:.............................................    $69.39

BOILER 1
--------
Resecure loose pipe insulation; clean burner pan and compartment; lag down
boiler pump: .........................................................   $352.03

EF-1
----
Replace belt and motor bearing:.......................................  $ 521.25

EF-3
----
Operating normally at this time.

EF-4
----
Replace motor.........................................................  $ 659.99

EF-5
----
Operating normally at this time.

EF-6
----
No power to motor. Visually appears to be okay--will need power in order to check.

EF-7
----
Replace motor.........................................................   $609.05

EF-8
----
No power to motor--cannot verify operation.

                         National Semiconductor/Apple 1
                               Inspection Report
                            3565 Monroe, Santa Clara
                                    May I995
--------------------------------------------------------------------------------

EF-9
----
Replace motor:.......................................................... $609.05

EF-10
-----
No power to motor. Visually appears to be okay--will need power in order to check.

EF-11
-----
Was used for chamber. No longer in building. Need to resecure exhaust stack:
 ........................................................................ $148.00

EF-13
-----
Replace motor:.......................................................... $609.05

EF-14
-----
No power to motor. Visually appears okay.

EF-15
-----
Operating normally at this time.

EF-16
-----
Replace motor:.......................................................... $609.05

EF-17
-----
Replace motor:.......................................................... $609.05

AIR STATION
-----------
Degrease and clean air compressor, tighten all fittings, clean air tank auto drain, reconnect drain piping, remove and plug leaking manual drain:.................................................................. $375.26
Note: Air compressor is oversized for application.

TIME CLOCK PANEL
----------------
Replace four burned out indicator lights:............................... $180.33

EXHAUST DUCT
------------
Need to cap duct where fan was removed:................................. $251.08

                         National Semiconductor/Apple 1
                               Inspection Report
                            3565 Monroe, Santa Clara
                                    May 1995
--------------------------------------------------------------------------------


FUME HOOD EXHAUST
-----------------
Replace belt:..........................................................   $41.29

In general there is miscellaneous abandoned electrical on roof for removed equipment.

Materials will need to be ordered. Please allow 3-5 days for availability upon authorization.

* Should further repairs be diagnosed as needed, they will be quoted as discovered.

** Refrigerant leak repairs do not include replacement of components except as noted. Should a component be diagnosed as needed, it will be quoted.

If you have any questions or I can be of assistance, please give me a call.

Sincerely,

/s/ Diana Rossi
Diana Rossi:

Authorized by: __________________________________  Date: ________________

P.O. #: ________________________

                        [MAP OF MONROE STREET BUILDINGS APPEARS HERE]











                                   EXHIBIT B

                           FOURTH AMENDMENT TO LEASE

     This Fourth Amendment to Lease is made and entered into as of March 29, 1995, by and between MPJ, a California general partnership ("Landlord") and APPLE COMPUTER, INC., a California corporation ("Tenant") with reference to the following facts, understandings and intentions:

     A. Landlord and Tenant entered into a Lease Agreement dated as of June 1, 1988 covering certain premises located in the City of Santa Clara, California (the "Original Lease"). The Original Lease was amended by a First Amendment to Lease dated as of May 31, 1989 (the "First Amendment"), by a Second Amendment to Lease dated as of November 9, 1989 (the "Second Amendment") and a Third Amendment to Lease dated as of February 8, 1995 (the "Third Amendment"). The Original Lease as amended by the First Amendment, Second Amendment and Third Amendment is hereinafter referred to as the "Lease".

     B. The parties desire to amend the Third Amendment in its entirety and replace it with this Fourth Amendment.

     C. The term of the Lease is currently scheduled to end on December 31, 1995.

     D. The parties desire to amend the Lease by, among other things, extending the term of the Lease for seven (7) years, and deleting Building A from the Premises covered by Lease effective as of January 1, 1996.

     NOW, THEREFORE, Landlord and Tenant hereby agree that the Lease is amended as follows:

     1. The Third Amendment is deleted in its entirety and shall no longer have any force or effect. This Fourth Amendment supersedes and replaces the Third Amendment.

     2. The term of the Lease is hereby extended for an additional period of seven (7) years beginning on January 1, 1996 and ending on December 31, 2002.

     3. Effective as of January 1, 1996, Building A (as shown on the Site Plan attached to the Original Lease as Exhibit "A") is deleted from the Premises covered by the Lease. Accordingly, from and after January 1, 1996, the Premises shall include only Buildings B, C and D. The Lease shall remain in full force and effect with respect to Building A through and including December 31, 1995. On or before December 31, 1995, Tenant shall surrender Building A to Landlord in the condition required by Section 7.2.D of the Original Lease and Paragraphs 7 and 8 of the First Amendment.

     4.   The Base Monthly Rent payable by Tenant to Landlord pursuant to
Section 3.1 of the Lease during the period January 1, 1996 through December 31, 2002, shall be the following respective sums during the following respective time periods:

               TIME PERIOD                BASE MONTHLY RENT
               -----------                -----------------

            1/01/96 - 6/30/98
           7/01/98 - 12/31/2000
          1/01/2001 - 12/31/2002

     5.   Effective as of January 1, 1996, Tenant's Pro Rata Share as defined in
Section 3.4 of the Lease, shall be:

                           218,816/275,264 or 79.49%

     6.   Section 17.1 of the Lease is deleted in its entirety.

     7. The first sentence of the second grammatical paragraph of Section 18.1 of the Lease is deleted and the following language is substituted in lieu thereof:

               Tenant shall have the nonexclusive right to use seventy-nine percent (79%) of all parking spaces located in the Outside Area. If Landlord or Tenant requests, Landlord shall designate Seventy-nine percent (79%) of the parking spaces located in the Outside Area for Tenant's exclusive use.

     8.   Section 19 of the Lease is deleted in its entirety.

     9. The first and second grammatical paragraphs of Section 6 of the Second Amendment are amended in their entirety to read as follows:

               Tenant is hereby granted one additional option to extend the term of this Lease for one period of three
          (3) years (the "Second Option Term"), such extension to be on the same terms and conditions as the initial term, except for the Base Monthly Rent which shall be determined as provided below. It shall be a condition precedent to the exercise of the Second Option Term that Tenant shall not be in default under this Lease at the time of exercise of such Second Option. If Tenant elects to exercise the Second Option, Tenant shall exercise said Second Option only by written notice delivered to Landlord not later than June 30, 2002. There shall be no further options to extend the term of this Lease at the end of the Second Option Term.

               The Base Monthly Rent payable during the Second
          Option Term shall be (i) the greater of ninety-two
          (92%) of the fair market rental for the premises, or
          (ii)

     10. At any time on or after January 1, 2000, Tenant shall have the right to terminate this Lease only by doing all of the following:

          (a) Giving Landlord, at any time on or after January 1, 1999 but at least twelve (12) months prior to Tenant's desired early termination date, written notice ("Tenant's Early Termination Notice") stating that Tenant elects to terminate the term of this Lease pursuant to this Paragraph l0 and specifying Tenant's desired early termination date (the "Early Termination Date"), which date must be at least twelve (12) months following Landlord's receipt of Tenant's Early Termination Notice and shall in no event be earlier than January 1, 2000; and

          (b) Paying to Landlord, concurrently with the Early Termination Date, a cash sum equal to ___________ of all of the Base Monthly Rent and Additional Rent that would have been payable under the Lease from and after the Early Termination Date through December 31, 2002 discounted to its then present value at a discount rate equal to the Bank of America Reference Rate in effect at the time of the Early Termination Date. (For purposes of determining the Additional Rent that would have been payable after the Early Termination Date, it shall be assumed that the Additional Rent would have increased after the Early Termination Date at the rate of three percent (3%) per year). This payment shall be in addition to, and shall not be credited against, the Base Monthly Rent and Additional Rent due under this Lease prior to the Early Termination Date.

     During the twelve (12) month or more period of time between the date Tenant exercises its early termination right and the Early Termination Date, Tenant shall continue to be obligated to perform all of its obligations under the Lease, including payment of all Base Monthly Rent and Additional Rent accruing through and including the Early Termination Date.

     11. Except as modified herein, the Lease shall remain unamended and in full force and effect.

[DOCUMENT CONTINUES]

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Fourth Amendment to Lease as of the day and year first above-written.

LENDER:                                 TENANT:

MPJ,                                    APPLE COMPUTER, INC.,
a California general                    a California corporation
partnership


By:  /s/ James D. Mair                  By:  /s/ Joseph A. Graziano
     ---------------------------             ---------------------------------
     JAMES D. MAIR

Its:  General Partner                   Name:  JOSEPH A. GRAZIANO
      --------------------------               -------------------------------

By:  /s/ W. Leslie Pelio                Title:  Executive Vice President and
                                                  Chief Financial Officer
     ---------------------------                ------------------------------
     W. LESLIE PELIO                                   4/4/95
                                                ------------------------------
Its:  General Partner
      --------------------------

By:  /s/ William F. Jury
     ---------------------------
     WILLIAM F. JURY

Its:  General Partner
      --------------------------

                           THIRD AMENDMENT TO LEASE

     This Third Amendment to Lease is made and entered into as of February 8, 1995, by and between MPJ, a California general partnership ("Landlord") and APPLE COMPUTER, INC., a California corporation ("Tenant") with reference to the following facts, understandings and intentions:

     A. Landlord and Tenant entered into a Lease Agreement dated as of June l, 1988 covering certain premises located in the City of Santa Clara, California (the "Original Lease"). The Original Lease was amended by a First Amendment to Lease dated as of May 31, 1989 (the "First Amendment") and by a Second Amendment to Lease dated as of November 9, 1989 (the "Second Amendment"). The Original Lease as amended by the First Amendment and Second Amendment is hereinafter referred to as the "Lease".

     B. The term of the Lease is currently scheduled to end on December 31, 1995.

     C. The parties desire to amend the Lease by, among other things, extending the term of the Lease for seven (7) years, and deleting Buildings A and D from the Premises covered by Lease effective as of January 1, 1996.

     NOW, THEREFORE, Landlord and Tenant hereby agree that the Lease is amended as follows:

     1. The term of the Lease is hereby extended for an additional period of seven (7) years beginning on January 1, 1996 and ending on December 31, 2002.

     2. Effective as of January 1, 1996, Buildings A and D (as shown on the Site Plan attached to the Original Lease as Exhibit "A") are deleted from the Premises covered by the Lease. Accordingly, from and after January 1, 1996, the Premises shall include only Buildings B and C. The Lease shall remain in full force and effect with respect to Buildings A and D through and including December 31, 1995. On or before December 31, 1995, Tenant shall surrender Buildings A and D to Landlord in the condition required by Section 7.2.D of the Original Lease and Paragraphs 7 and 8 of the First Amendment.

     3.   The Base Monthly Rent payable by Tenant to Landlord pursuant to
Section 3.1 of the Lease during the period January 1, 1996 through December 31, 2002, shall be the following respective sums during the following respective time periods:

               TIME PERIOD                BASE MONTHLY RENT
               -----------                -----------------
            1/01/96 - 6/30/98
           7/01/98 - 12/31/2000
          1/01/2001 - 12/31/2002

     4.   Effective as of January 1, 1996, Tenant's Pro Rata Share as defined in
Section 3.4 of the Lease, shall be:

                           166,352/275,264 or 60.43%

     5.   Section 17.1 of the Lease is deleted in its entirety.

     6. The first sentence of the second grammatical paragraph of Section 18.1 of the Lease is deleted and the following language is substituted in lieu thereof:

               Tenant shall have the nonexclusive right to use sixty percent (60%) of all parking spaces located in the Outside Area. If Landlord or Tenant requests, Landlord shall designate sixty percent (60%) of the parking spaces located in the Outside Area for Tenant's exclusive use.

     7.   Section 19 of the Lease is deleted in its entirety.

     8. The first and second grammatical paragraphs of Section 6 of the Second Amendment are amended in their entirety to read as follows:

               Tenant is hereby granted one additional option to extend the term of this Lease for one period of three
          (3) years (the "Second Option Term"), such extension to be on the same terms and conditions as the initial term, except for the Base Monthly Rent which shall be determined as provided below. It shall be a condition precedent to the exercise of the Second Option Term that Tenant shall not be in default under this Lease at the time of exercise of such Second Option. If Tenant elects to exercise the Second Option, Tenant shall exercise said Second Option only by written notice delivered to Landlord not later than June 30, 2002. There shall be no further options to extend the term of this Lease at the end of the Second Option Term.

               The Base Monthly Rent payable during the Second
          Option Term shall be (i) the greater of the fair market rental for the premises, or (ii)

     9. At any time on or after January 1, 2000, Tenant shall have the right to terminate this Lease only by doing all of the following:

          (a) Giving Landlord, at any time on or after January 1, 1999 but at least twelve (12) months prior to Tenant's desired early termination date, written notice ("Tenant's Early Termination Notice") stating that Tenant elects to terminate the term of this Lease pursuant to this Paragraph 9 and specifying Tenant's desired early termination date (the "Early Termination Date"), which date must be at least twelve (12) months following Landlord's receipt of Tenant's Early Termination Notice and shall in no event be earlier than January 1, 2000; and

          (b) Paying to Landlord, concurrently with the Early Termination Date, a cash sum equal to ___________ of all of the Base Monthly Rent and Additional Rent that would have been payable under the Lease from and after the Early Termination Date through December 31, 2002 discounted to its then present value at a discount rate equal to the Bank of America Reference Rate in effect at the time of the Early Termination Date. (For purposes of determining the Additional Rent that would have been payable after the Early Termination Date, it shall be assumed that the Additional Rent would have increased, after the Early Termination Date at the rate of three percent (3%) per year). This payment shall be in addition to, and shall not be credited against, the Base Monthly Rent and Additional Rent due under this Lease prior to the Early Termination Date.

     During the twelve (12) month or more period of time between the date Tenant exercises its early termination right and the Early Termination Date, Tenant shall continue to be obligated to perform all of its obligations under the Lease, including payment of all Base Monthly Rent and Additional Rent accruing through and including the Early Termination Date.

     10. If Landlord from time to time shall receive a bona fide proposal or letter of intent (the "Third Party Proposal") from a third party to lease (i) all or any portion of Building D, or (ii) all or any portion of Building D together with all or any portion of Building A, and if Landlord is willing to accept such Third Party Proposal, Landlord shall notify Tenant in writing ("Landlord's Offer Notice") of the following basic business terms on which the Landlord is willing to lease such space (collectively referred to herein as "Basic Business Terms"):

          (a)  The description of the space to be leased (the "Offered Space");

          (b)  The term of the proposed lease;

          (c) The rent for the initial term or the formula to be used to determine such rent;

          (d) Any option or options to extend (including the rent to be charged during the extension periods);

          (e) The contribution, if any, Landlord is willing to make toward the cost of any tenant improvements; and

          (f)  Any other material business terms Landlord elects to specify.

     Provided that (i) Tenant is not in default under this Lease, (ii) this Lease is in full force and effect, and (iii) Tenant has not assigned this Lease to an unaffiliated third party and is in physical occupancy of at least seventy-five percent (75%) of the area of the Premises, then Tenant shall have the right, for a period of ten (10) business days after Tenant's receipt of Landlord's Offer Notice, to lease the Offered Space on the Basic Business Terms contained in Landlord's Offer Notice and otherwise on the terms and conditions contained in this Lease, by giving written notice of such election prior to the expiration of such ten (10) business day period. Upon the giving of such notice, Tenant shall become obligated to lease the Offered Space and Landlord shall be obligated to lease the Offered Space to Tenant on the Basic Business Terms contained in Landlord's Offer Notice and otherwise on the terms and conditions of this Lease. Landlord and Tenant shall promptly execute an amendment to this Lease reflecting (i) the addition of the Offered Space as part of the Premises and (ii) the Basic Business Terms applicable to the Offered Space. (The parties understand that the term of the Lease as it applies to the Offered Space may be longer or shorter than the term of the Lease with respect to the remainder of the Premises).

     If Tenant does not deliver to Landlord its written election to lease the Offered Space, within said ten (10) business day election period, or if Tenant does not execute and deliver to Tenant the Amendment to Lease within ten (10) business days after Tenant's receipt thereof, then Landlord shall thereafter have the right, for a period of six (6) months, to lease the Offered Space to any third party on substantially the same Basis Business Terms as are set forth in Landlord's Offer Notice and on such form of lease as Landlord chooses. If the monetary terms of a third party lease (i.e., rent and Landlord's tenant improvement contribution) do not deviate by more than five percent (5%) from those Basic Business Terms specified in Landlord's Offer Notice, the Basic Business Terms of third party lease shall be deemed substantially the same as the Basic Business Terms specified in Landlord's Offer Notice. If Landlord does not enter into a lease with a third party within said six (6) month period, Tenant's rights under this Paragraph 10 shall revive.

     The provisions of this Paragraph 10 shall terminate upon (i) the expiration or earlier termination of this Lease, or (ii) any assignment by Tenant of its interest in this Lease to any unaffiliated third party or the subletting by Tenant of twenty-five percent (25%) or more of the Premises, or (iii) Tenant's failure to exercise its right of first refusal to lease granted herein at its first opportunity to do so (unless Landlord does not enter into a lease with a third party within the six (6) month period described above).

     11. Except as modified herein, the Lease shall remain unamended and in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment to Lease as of the day and year first above written.


LANDLORD:                               TENANT:

MPJ,                                    APPLE COMPUTER, INC.,
a California general                    a California corporation
partnership

By:  /s/ James D. Mair                  By:  /s/ Joseph A. Graziano
     --------------------------              --------------------------------
     JAMES D. MAIR

Its:  General Partner                   Name:  JOSEPH A. GRAZIANO
      -------------------------                ------------------------------

By:  /s/ William F. Jury                Title:  Executive Vice President and
                                                  Chief Financial Officer
     --------------------------                 -----------------------------
     WILLIAM F. JURY                                   2-27-95
                                                -----------------------------
Its:  General Partner
      -------------------------

By:  /s/ W. Leslie Pelio
     --------------------------
     W. LESLIE PELIO

Its:  General Partner
      -------------------------

                           SECOND AMENDMENT TO LEASE
                           -------------------------

This Second Amendment to Lease is made and entered into as of November 9, 1989 by and between MPJ, a California general partnership (hereinafter "Landlord"), and APPLE COMPUTER, INC., a California corporation (hereinafter "Tenant"), whereby both parties agree to amend the Lease as follows:

1. The additional premises of 3515 and 3525 Monroe Street, Santa Clara, California will be added to the lease premises which are presently occupied by Altera Corporation and should be added at the termination date of Altera Corporation's lease and its vacancy of the premises, which is anticipated to be March 1, 1990. With the addition of this space, the Tenant's Pro Rata Share, as defined In Paragraph 3.4 of the Lease, shall be One Hundred Percent (100%) and the Outside Area, as defined in Paragraph 18, shall be amended to One Hundred Percent (100%) of the total Outside Area. Tenant shall accept the additional premises on an "as is" basis and Landlord shall not be obligated to pay for additional tenant improvements.

2.   The additional rent for the expanded space shall be
                      from the termination date through June 30, 1991 _________ July 1, 1991 through December 31, 1992.

3. Tenant hereby exercises its Option to Extend, pursuant to Paragraph 17 of the Lease, for the period January 1, 1993 through December 31, 1995 (hereinafter "Option Term"), except for rent.

4.   The monthly installment of rent during the Option Term shall be

5. This Second Amendment supersedes any provisions contained in Paragraph 19 of the Lease.

6. Tenant is hereby granted one additional option to extend the term of this Lease for one period of three (3) years (the "Second Option Term"), such extension to be on the same terms and conditions as the initial term, except for the Base Monthly Rent which shall be determined as provided below. It shall be a condition precedent to the exercise of the Second Option Term that Tenant shall not be in default under this Lease at the time of exercise of such Second Option. If Tenant elects to exercise the Second Option, Tenant shall exercise said Second Option only by written notice delivered to Landlord at least one hundred and twenty (120) days prior to the expiration of the Option Term of this Lease. There shall be no further options to extend the term of this Lease at the end of the Second Option Term.

     Monthly installment of base rent payable during the Second Option Term shall be (i) the the fair market rental for the premises, or (ii)
     month.

     Promptly following the exercise of the Second Option by Tenant, the parties shall endeavor to agree upon the Fair Market Rental of the Premises as of the first day of the Second Option Term in question. In determining the Fair Market Rental for the Premises, the Premises shall be compared only to buildings of a similar quality and size and with similar improvements and amenities in the Santa Clara/Cupertino area. If, within fifteen (15) days after exercise of any Second Option, the parties cannot agree upon the Fair Market Rental for the Premises as of the first day of the Second Option Term in question, the parties shall submit the matter to binding appraisal in accordance with the following procedures:

     (i) Within thirty (30) days after exercise of the Second Option, the parties shall either jointly appoint an appraiser for the purpose of determining Fair Market Rental, or failing that, separately appoint a disinterested appraiser. No person shall be appointed an appraiser unless he has at least five (5) years experience in appraising major office and R&D properties in the Santa Clara/Cupertino area and is a member of a recognized society of real estate appraisers.

     (ii) If, within thirty (30) days after their appointment, the two appraisers agree on the Fair Market Rental for the Premises as of the first day of the Second Option Term in question, that value shall be binding and conclusive upon the parties. If the two appraisers thus appointed cannot so agree, they shall appoint a third disinterested appraiser having like qualifications. If, within thirty (30) days after the appointment of the third appraiser, a majority of the appraisers agree on the Fair Market Rental of the Premises as of the first day of the Second Option

           Term in question, that value shall be binding and conclusive upon the parties. If, within thirty (30) days after the appointment of the third appraiser, a majority of the appraisers cannot so agree, the three appraisers shall each submit their independent appraisals to the parties; the appraisal farthest from the median of the three appraisals shall be disregarded, and the mean average of the remaining two appraisals shall be deemed the Fair Market Rental of the Premises as of the first day of the Second Option Term in question, and shall be binding and conclusive upon the parties.

     (iii) Each party shall pay the fees and expenses of the appraiser appointed by it and shall share equally the fees and expenses of the third appraiser.

     (iv) If the two appraisers appointed by the parties cannot agree on the appointment of the third appraiser, they shall give notice of such failure to the parties. If the parties fail to agree upon the selection of a third appraiser within ten (10) days after the appraisers give such notice, either of the parties may, upon notice to the other, apply for such appointment to the presiding judge of the Superior Court of Santa Clara County, California.

All other terms and conditions of the Lease shall remain the same.

LANDLORD:  MPJ, a California            TENANT:  APPLE COMPUTER, INC., a
           general partnership                   California corporation


By:  /s/ James D. Mair                  By:  /s/ Joseph A. Graziano
     --------------------------              --------------------------------
     James D. Mair                           JOSEPH A. GRAZIANO

Its:  General Partner                   Its:  Sr. Vice President
                                              and Chief Financial Officer
      -------------------------               -------------------------------

Date:  11-20-89                         Date:            11-17-89
       ------------------------                ------------------------------

                              AMENDMENT TO LEASE
                               (Microwave Dish)

     THIS FIRST AMENDMENT TO LEASE ("Amendment") is made as of May 31, 1989, by and between MPJ, a California general partnership ("Landlord") and APPLE COMPUTER, INC., a California corporation ("Tenant").

RECITALS
--------

     A. Landlord and Tenant entered into a certain lease (the "Lease"), dated for reference purposes June 1, 1988, of three (3) buildings located at 3565 Monroe Avenue, Santa Clara, California ("Monroe 1"), 3585 Monroe Avenue, Santa Clara, California ("Monroe 2"), and 3535 Monroe Avenue, Santa Clara, California ("Monroe 3"), (collectively, the "Premises").

     B. Tenant has requested the right to install microwave antenna dishes on the roofs of the Premises.

     C. Landlord and Tenant have agreed to amend the Lease to provide for such microwave antenna dishes, in accordance with the terms and conditions of this Amendment.

     NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants provided herein, the parties hereto agree as follows:

     1. Unless otherwise indicated, all capitalized terms shall have the meaning set forth in the Lease.

     2. Landlord hereby grants to Tenant for the term of the Lease, as it may be extended, the right, at Tenant's cost, to install, maintain, operate, replace, repair and remove (collectively, "Construct" or the "Construction") microwave antenna dishes together with all cable, wiring, conduits and related equipment, (collectively, "Antenna"), on the roof ("Roof") of the Premises, such microwave antenna dishes to be located as shown on Exhibit A attached hereto and
                                                   ---------
incorporated herein.

     3. Tenant agrees to indemnify and hold Landlord harmless from any claim resulting from property damage or personal injury arising in connection with the Construction and not covered by the insurance required to be carried by Tenant under the Lease. Tenant agrees to carry insurance to cover such liability and property damage. In no event, however, shall Tenant be liable for consequential damages or for any damage to the Roof or Premises or injury caused by any person or entity other than Tenant, its agents, employees or contractors.

     4. Tenant is not obligated to pay any additional rent in connection with the Antenna.

     5. Landlord shall allow Tenant, at Tenant's cost, to hook-up the Antenna to the Premises' electrical system.

     6. The Antenna shall at all times remain the property of Tenant and Tenant shall have the right to remove it at any time, subject to the terms and conditions of this Amendment.

     7. Tenant shall remove the Antenna at the expiration or earlier termination of the Lease.

     8. Tenant shall repair any damage caused to the Roof in connection with any such installation and removal to the condition of the Roof immediately prior to such damage, subject to damage caused by casualty or condemnation.

     9. Tenant and its agents, employees and contractors shall have reasonable access to the Roof to carry out the Construction.

     10. Except as otherwise provided herein, the Lease shall remain in full force and effect.

     The parties hereto have entered into this Amendment effective as of the date first above written:

LANDLORD:                               TENANT:
--------                                ------

MPJ                                     APPLE COMPUTER, INC.,

a, California general partnership       a California corporation

By: /s/ James D. Mair                   By: /s/ Robert Hecox
   -------------------------               ---------------------------
                                                ROBERT A. HECOX

Its: General Partner                    Its: Real Estate Manager
    ------------------------                --------------------------

                                   EXHIBIT B

MICROWAVE SITE SURVEY

     MONICA SCHRADLE                                (408) 974-6304
--------------------------------------------------------------------
NAME                                                   PHONE

     APPLE COMPUTER          3585 MONROE
------------------------------------------------------
ADDRESS
     SANTA CLARA                   CA.
----------------------------------    ----------------
CITY                              STATE       ZIP

DATE REQUESTED   4/19/89     AM    9:30    PM
----------------         ---------      --------------

COMPLETED   5/2/89           AM            PM  1:00
----------------------------------------------     ---

LEGEND (SHOW IN SKETCH)

                             [SKETCH APPEARS HERE]


              [FLOOR PLAN OF MICROWAVE SITE SURVEY APPEARS HERE]

                 [LETTERHEAD OF LANCE INDUSTRIES APPEARS HERE]

                                   EXHIBIT B

The undisputed leader in MDS/ITFS reception dedicated to the manufacture of FINE QUALITY reception products for over 30 years.

MICROWAVE 3 FT., 4 FT. OR 6 FT. DISH PARABOLICS - SECTION PARABOLICS FOR MDS 2150 TO 2162 MHZ OR NEW ITFS/MMDS - 2500-2690 MHZ

________________________________________________________________________________

                       3 Ft., 4 Ft. or 6 Ft. DISH PARABOLICS
                       Rugged dishes for Highest Gain - lowest
                       wind loading.  Vertical or Horizontal
                       polarization with Dual Mode - Multi
                       channel capability in 45 degrees mount
                       position.
                       Protected against corrosion.

[PHOTO OF        FEATURES:                                       [PHOTO OF
 MODEL 28        .  MDS to ITFS Multi Channel - simple dipole     MODEL 72
 MICROWAVE          change                                        MICROWAVE
 DISH PARABOLIC  .  Horizontal or Vertical Polarization           DISH PARABOLIC
 APPEARS HERE]   .  Dual or Multi Channel Polarization - 45       APPEARS HERE]
                    degrees mounting
                 .  4 to 8 Channel Ready
                 .  Lowest Wind Loading
                 .  Electronically Welded Pressure Tested Dipole
                 .  All models include RG8 Cable with N Connector
                 .  Focus adjustable for gain control
                    (except 6 Ft.)
                 .  Compatible with all down converters

SPECIFICATIONS   MDS 2150-2162 MHz                                           ITFS/MMDS 2500-2690 MHz
                 ----------------------------------------------------        ----------------------------------------------------
                  DISH SIZE              3 Ft.     4 Ft.     6 Ft.            DISH SIZE              3 Ft.     4 Ft.     6 Ft.
                 ----------------------------------------------------        ----------------------------------------------------
                  MDS MODEL              2128      2132      2172             ITFS/MMDS MODEL        2528      2532      2572
                 ----------------------------------------------------        ----------------------------------------------------
                  FRONT-TO-BACK RATIO    25dB      30dB      36dB             FRONT-TO-BACK RATIO    25dB      30dB      36dB
                 ----------------------------------------------------        ----------------------------------------------------
                  IMPEDANCE              50 ohms   50 ohms   50 ohms          IMPEDANCE              50 ohms   50 ohms   50 ohms
                 ----------------------------------------------------        ----------------------------------------------------
                  BEAM WIDTH          10 degrees 10 degrees 8 degrees         BEAM WIDTH          10 degrees 10 degrees 8 degrees
                 ----------------------------------------------------        ----------------------------------------------------

________________________________________________________________________________

                   SECTION PARABOLICS              FEATURES:

                   The original high performance   .  Horizontal or Vertical
                   MDS unit.  Wire formed closed      Polarization
                   loop design for maximum         .  Dual or Multi Channel
                   strength with lowest wind          Polarization - 45 degrees
                   loading.  Mounts easily for        mounting
                   Vertical or Horizontal          .  Lowest Wind Loading
                   polarization, and Dual Mode-    .  Electronically Welded
                   45 degrees Mounting provides       Pressure Tested Dipole
                   Multi channel operation.        .  Includes RG8 Cable with N
[PHOTO OF                                             Connector
 MODEL 24             Des. Pats. 2269009, 268343   .  Focus adjustable for gain
 MICROWAVE            Lic. under U.S. Pat. 4259143    control
 SECTION              Other Pats. Pending          .  Compatible with all down
 PARABOLIC                                            converters
 APPEARS HERE]
                   SPECIFICATIONS

                   MDS 2150-2162 MHz              ITFS/MMDS 2500-2690 MHz
                   ----------------------------   -----------------------------
                    MDS MODEL              2124    ITFS/MMDS MODEL         2524
                   ----------------------------   -----------------------------
                    FRONT-TO-BACK RATIO    20dB    FRONT-TO-BACK RATIO     20dB
                   ----------------------------   -----------------------------
                    IMPEDANCE           50 ohms    IMPEDANCE            50 ohms
                   ----------------------------   -----------------------------
                    BEAM WIDTH              20     BEAM WIDTH               20
                   ----------------------------   -----------------------------

________________________________________________________________________________

                    Independent test range results: Gain figures, Polar Patterns ------------------ and VSWRS available upon request.

  CONVERSION KIT

All existing Lance
MDS Units in field
use will receive          [CHART OF FREQUENCY/CHANNEL DESIGNATION APPEARS HERE]
ITFS/MDS channels
with a dipole
conversion kit.
Information avail-
able on request.
------------------

                 [LETTERHEAD OF LANCE INDUSTRIES APPEARS HERE]

                 [LETTERHEAD OF LANCE INDUSTRIES APPEARS HERE]

MICROWAVE SECTION PARABOLICS -
CORNER REFLECTOR "THE ANGLE" FOR
MDS 2150-2162 MHz OR NEW ITFS/MMDS
2500-2690 MHz
--------------------------------------------------------------------------------



                            SECTION PARABOLICS: Two models for Urban-Suburban
                            Reception, with even lower wind loading but with the
                            maximum reflector screen effect due to the unique
[PHOTO OF MODEL 21          formed wire closed loop design. Easy Horizontal or
 MICROWAVE SECTION          Vertical Mounting, with quick changeover to 45
 PARABOLIC APPEARS          degrees Dual Mode Mounting (requires only 2 bolts),
 HERE]                      for Multi Channel reception.

                            SPECIFICATIONS

                                 MDS 2150-2162 MHz                       ITFS/MMDS 2500-2690 MHz
                                 -------------------------------------   --------------------------------------
                                  MDS MODEL                2121           ITFS/MMDS MODEL            2521
                                 -------------------------------------   --------------------------------------
                                  FRONT-TO-BACK RATIO      20dB           FRONT-TO-BACK RATIO        20dB
                                 -------------------------------------   --------------------------------------
                                  IMPEDANCE               50 ohms         IMPEDANCE                50 ohms
                                 -------------------------------------   --------------------------------------
                                  BEAM WIDTH             20 degrees       BEAM WIDTH              20 degrees
                                 -------------------------------------   --------------------------------------



[PHOTO OF MODEL 18          Both units are built with the same attention to
 MICROWAVE SECTION          detail as all other Lance MDS Units. Electronically
 PARABOLIC APPEARS          welded pressure tested dipole. Compatability with
 HERE]                      all down converters. Simple Dipole change for
                            MDS/ITFS operation, includes RG8 Cable with N
                            Connector.

                            SPECIFICATIONS

                                 MDS 2150-2162 MHz                       ITFS/MMDS 2500-2690 MHz
                                 -------------------------------------   --------------------------------------
                                  MDS MODEL                2118           ITFS/MMDS MODEL            2518
                                 -------------------------------------   --------------------------------------
                                  FRONT-TO-BACK RATIO      20dB           FRONT-TO-BACK RATIO        20dB
                                 -------------------------------------   --------------------------------------
                                  IMPEDANCE               50 ohms         IMPEDANCE                50 ohms
                                 -------------------------------------   --------------------------------------
                                  BEAM WIDTH            25 degrees        BEAM WIDTH             25 degrees
                                 -------------------------------------   --------------------------------------

--------------------------------------------------------------------------------



[PHOTO OF MODEL 12          "THE ANGLE" Precision Stamped Aluminum forms the
 MICROWAVE SECTION          ANGLES' REFLECTOR for signal control - minimizes
 PARABOLIC APPEARS          unwanted "bounce" signals (ghosting) and creates the
 HERE]                      ANGLES' High Front to Back Ratio.

                            SPECIFICATIONS

                                 MDS 2150-2162 MHz                       ITFS/MMDS 2500-2690 MHz
                                 -------------------------------------   --------------------------------------
                                  MDS MODEL                2112           ITFS/MMDS MODEL            2512
                                 -------------------------------------   --------------------------------------
                                  FRONT-TO-BACK RATIO      20dB           FRONT-TO-BACK RATIO        20dB
                                 -------------------------------------   --------------------------------------
                                  IMPEDANCE               50 ohms         IMPEDANCE                50 ohms
                                 -------------------------------------   --------------------------------------
                                  BEAM WIDTH            35 degrees        BEAM WIDTH             35 degrees
                                 -------------------------------------   --------------------------------------

--------------------------------------------------------------------------------

Shipping Information MDS/ITFS Units

------------------------------------------------------------------------------------------------------------------------------------
MDS MODEL                    2112                     2118                   2121               2124                  2128
------------------------------------------------------------------------------------------------------------------------------------
ITFS/MMDS MODEL              2512                     2518                   2521               2524                  2528
------------------------------------------------------------------------------------------------------------------------------------
Weight, ea.                 1.75 lbs.                3.5 lbs.               5 lbs.             7.5 lbs.              10.0 lbs.
------------------------------------------------------------------------------------------------------------------------------------
Std. Pack                     10                       10                    10                  5                      5
------------------------------------------------------------------------------------------------------------------------------------
Carton Size            21 1/2 x 19 x 13 1/2    21 1/2 x 19 x 13 1/2    35 x 18 3/4 x 16    35 x 27 x 12 3/4     38 x 37 1/8 x 13 3/4
------------------------------------------------------------------------------------------------------------------------------------
Shipping Wt., Ctn.            20 lbs.                 38 lbs.                56 lbs.            43 lbs.               59 lbs.
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
MDS MODEL                    2132                   2172
---------------------------------------------------------------
ITFS/MMDS MODEL              2532                   2572
---------------------------------------------------------------
Weight, ea.               16.0 lbs.               40.5 lbs.
---------------------------------------------------------------
Std. Pack                     3                       1
---------------------------------------------------------------
Carton Size            50 3/4 x 48 x 16        74 x 38 x 13 3/4
---------------------------------------------------------------
Shipping Wt., Ctn.           59 lbs.                 52 lbs.
---------------------------------------------------------------

Specifications subject to change without notice.

     Des. Pats. 269009, 268343 Lic. under U.S. Pat. 4259143  Other Pats. Pending


                 [LETTERHEAD OF LANCE INDUSTRIES APPEARS HERE]

     Santa Clara Land Title Co.                                 9911628
     Accommodation Only
     Accommodation No. Sp 9-1646-LZ                   Recorded at the request of
                                                     SANTA CLARA LAND TITLE CO.
RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:                                                  8:00
                                                            NOV 14 1988    A.M.

Wilson, Sonsini, Goodrich & Rosati
Two Palo Alto Square, Suite 900                            LAURIE KANE, Recorder
Palo Alto, California 94306                 Santa Clara County, Official Records
Attn: Real Estate Department/SLW                                  K754 Page 1507
--------------------------------------------------------------------------------

                              MEMORANDUM OF LEASE
                              -------------------

     This Memorandum of Lease ("Memorandum") is entered into as of June 1, 1988, by and between MPJ, a California general partnership ("Landlord"), and APPLE COMPUTER, INC., a California corporation ("Tenant").

     Landlord and Tenant hereby state the following for recording:

     1. Landlord leases to Tenant, and Tenant hereby leases from Landlord, a portion of that certain real property located in the City of Santa Clara, County of Santa Clara, more particularly described on Exhibit A attached hereto upon the terms and conditions contained in that certain lease agreement dated for reference purposes June 1, 1988 between Landlord and Tenant ("Lease").

     2. The Lease shall be for a term beginning on the Commencement Date as that term is defined in the Lease and terminating December 31, 1992, subject to one option to renew for an additional three years pursuant to Section 17 of the Lease.

     3. This Memorandum shall incorporate herein all of the terms and provisions of the Lease as though fully set forth herein.

     4. This Memorandum is solely for recording purposes and shall not be construed to alter, modify, amend or supplement the Lease of which this is a memorandum. If there is any inconsistency between this Memorandum and the Lease, the Lease shall prevail.


LANDLORD:                               TENANT:

MPJ, a California                       APPLE COMPUTER, INC.,
general partnership                     a California corporation


By: [SIGNATURE ILLEGIBLE]               By: /s/ Robert A. Hecox
   ---------------------------             ---------------------------
                                           Robert A. Hecox

Its: General Partner                    Its: Real Estate Manager
    --------------------------              --------------------------

                                  EXHIBIT "A"

                                                                  K754 Page 1508

The land referred to herein is described as follows:

All that certain real property situate in the City of Santa Clara, County of Santa Clara, State of California, being a portion of that certain 24.740 acre parcel as shown on the certain Record of Survey filed in Book 447 of Maps at Page 33, Santa Clara County Records, described as follows:

BEGINNING at the Northwest corner of said 24.740 acre parcel; thence from said POINT OF BEGINNING, along the Northerly line of said 24.740 acre parcel N. 89 degrees 25' 00" E. 995.17 ft.; thence leaving said Northerly line S. 0 degrees 10' 00" W. 705.02 ft. to a point in the Southerly line of said 24.740 acre parcel; thence along said Southerly line the following courses; S. 89 degrees 25' 00" W. 181.82 ft; South 2..00 ft.; and S. 89 degrees 25' 00" W. 760.70 ft.;
thence leaving said Southerly line, along a tangent curve to the right with a radius of 50.00 ft., through a central angle of 90 degrees 34' 33" for an arc length of 79.04 ft. to a point in the Westerly line of said 24.740 acre parcel; thence along said Westerly line N. 0 degrees 00' 27" W. 656.49 ft. to the POINT OF BEGINNING.


                                  EXHIBIT "A"

                                                                  K754 Page 1509


STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF Santa Clara  )


     On this 8th day of November, in the year 1988, before me, the undersigned, a Notary Public in and for said State, personally appeared James D. Mair, personally known to me, to be the person who executed the within instrument as one of the 3 General partners, on behalf of MPJ, the partnership therein named, and acknowledged to me that the partnership executed it.

     WITNESS my hand and official seal.

[SEAL APPEARS HERE]


                         /s/ Linda M. Vincent
                         _________________________
                         Notary Public


STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF SANTA CLARA  )

     On this 12th day of September, in the year 1988, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert Hecox , personally known to me, to be the person who executed the within instrument as Manager Real Estate, on behalf of Apple Computer, Inc., the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or to a resolution of its board of directors.

     WITNESS my hand and official seal.


                         /s/ Marla K. Summers
                         _________________________
                         Notary Public

                                                             [SEAL APPEARS HERE]

                                LEASE AGREEMENT
                                ---------------

     This Lease is made and entered into as of June 1, 1988, by and between MPJ, a California general partnership (hereinafter "Landlord") and APPLE COMPUTER, INC., a California corporation (hereinafter "Tenant"). For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises hereinafter described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

     1.   PREMISES.
          --------

          1.1  Description.  Landlord hereby leases to Tenant and Tenant hereby
               -----------
rents from Landlord those certain premises (the "Premises") located in the City of Santa Clara, County of Santa Clara, described and consisting of the following:

               A. Those certain buildings known as Building A, Building B and Building C as shown on the site plan (the "Site Plan") attached hereto as Exhibit "A", which buildings contain a total of approximately 222,800 sq. ft. of floor space with Building A containing approximately 56,448 sq. ft. of floor space, Building B containing approximately 77,416 sq. ft. of floor space, and Building C containing approximately 88,936 sq. ft. of floor space (collectively, the "Buildings"); and

               B. The improvements to be constructed in the Buildings by Tenant with the Improvement Allowance provided by Landlord pursuant to the provisions of Exhibit "B" attached hereto (the "Improvements").

The Premises are located on a larger parcel of real property (the "Parcel") on which are located a total of four (4) buildings together with driveways, parking areas and landscaped areas, all as shown on the Site Plan (the "Complex").

     Landlord acknowledges that the calculation of the number of square feet stated in this Section 1.1 for each Building reflects a measurement of the respective Buildings from outside wall to outside wall including the inset area at each entryway and the inset area for glazing but excluding truck dock areas and roof overhangs. In the event that Tenant reasonably determines that the actual number of square feet contained in any of the Buildings is less than the number of square feet indicated in this Section 1.1, using the referenced method of measurement, Tenant shall be entitled to an equitable adjustment of the Base Monthly Rent stated in Section 3.1 at the rate of Seventy-Seven and One-Half Cents ($0.775) per square foot.

          1.2  Work of Improvement.  Landlord shall deliver the Premises to
               -------------------
Tenant in their existing condition, and broom-clean. Landlord shall not be required to remodel or otherwise construct any improvements or make any alterations to the Premises. Tenant acknowledges and understands that the Premises were previously occupied by another lessee. Any alterations, additions or improvements to the Premises required or desired by Tenant shall be constructed by Tenant at its sole cost and expense, subject to the provisions of Exhibit "B" and Section 7.3.

     2.   Term.
          ----

          2.l  Term.  The term of this Lease shall commence, as to each of the
               ----
Buildings, on the following respective Commencement Dates:


               Building               Commencement Date
               --------               -----------------

                  A                    July 15, 1988
                  B                    October 1, 1988
                  C                    January 1, 1989

The term of this Lease shall end four (4) years following the Commencement Date for Building C, unless sooner terminated pursuant to the provisions of this Lease.

          2.2  Occupancy.  Landlord shall permit Tenant to enter each of the
               ---------
Buildings on the following respective dates, for the purpose of commencing Tenant's desired remodeling:

               Building               Occupancy Date
               --------               -----------------

                  A                    June 1, 1988
                  B                    August 1, 1988
                  C                    October 1, 1988

On the Occupancy Date for each Building, Landlord shall deliver possession of such Building to Tenant broom-clean, with all electrical and mechanical equipment and utility systems servicing such Building in good operating order, reasonable wear and tear excepted. Within thirty (30) days after the Occupancy Date for each Building, Tenant shall prepare a "punchlist" of corrective work that must be done by Landlord to complete its delivery obligation.

     Tenant acknowledges that the existing lessee has the right to extend its scheduled vacancy date for Buildings B and C for up to twenty (20) days beyond the above-referenced Occupancy Dates for Buildings B and C. If the existing lessee exercises such right, then the Occupancy Date and Commencement Date for Building B and/or Building C, as the case may be, shall be extended one (1) day for each day that vacancy of the Building in question by the existing lessee is delayed beyond the above-referenced scheduled Occupancy Date for such Building. Landlord represents that it has negotiated and intends to execute with the existing lessee, either at or shortly after executing this Lease, an agreement terminating the tenancy of said lessee, which termination shall be effective on or before the Occupancy Dates stated in this Section 2.2, as such Occupancy Dates may be postponed pursuant to the following paragraph.

     If for any reason Landlord cannot deliver possession of each Building on the scheduled Occupancy Date for such Building, Land-lord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder, but in such case the Commencement Date for the Building in question shall be extended one (1) day for each day that Landlord's delivery of possession was delayed beyond the scheduled Occupancy Date, and, if such inability to deliver possession is the result of the refusal of the existing lessee to surrender possession of such Building(s), Landlord shall promptly exercise all rights and remedies available at law or in equity to evict such lessee.

     If the Occupancy Date has not occurred for any reason, other than the default of Tenant, within ninety (90) days of the scheduled Occupancy Date stated in Section 2.2, Tenant may terminate this Lease as to any such Building whose Occupancy Date has been so delayed by written notice to Landlord, whereupon any monies previously paid by Tenant to Landlord with respect to such Building shall be reimbursed to Tenant, together with interest thereon from the date of termination until paid at the interest rate stated in Section 20.14.

     3.   RENT.
          ----

          3.1  Base Monthly Rent.
               -----------------

               Tenant's occupancy of any portion of the Premises prior to the Commencement Date for such portion shall be subject to all of the provisions of this Lease, including, without limitation, the provisions of Paragraphs 10 and 11; provided, however, that Tenant shall not be obligated to pay any Base Monthly Rent or Additional Rent under this Lease until the Commencement Date for the Building in question. Tenant's obligation to pay rent for each Building shall commence on the Commencement Date for such Building, whether or not Tenant has completed its remodeling for such Building.

     Beginning on the Commencement Date for each Building and continuing through the term of this Lease, Tenant shall pay to Landlord as Base Monthly Rent for the Premises, the following respective sums for each Building, subject, however, to adjustment as provided in Sections 1.1, 3.2 and 3.3 below:

          Building         Base Monthly Rent
          --------         -----------------
             A              _______________
             B              _______________
             C              _______________

           Total            ===============

All Base Monthly Rent shall be paid in advance on the first day of each calendar month of the term of the Lease, without deduction, offset, prior notice or demand, in lawful money of the United States. If the Commencement Date is not the first day of a month, or if the Lease termination date is not the last day of the month, a prorated Base Monthly Rent shall be paid at the then current rate for the fractional month during which the Lease commences and/or terminates.

     Within two (2) weeks following Tenant's execution of this lease, Tenant
shall pay to Landlord the sum,            as advance rent to be applied
towards the Base Monthly Rents first accruing under this Lease.

          3.2  Rental Adjustment.  The Base Monthly Rent for each Building as
               -----------------
specified in Section 3.1 above shall be increased in accordance with the following formula to the extent Landlord disburses to Tenant the Improvement Allowance for such Building pursuant to Exhibit "B": for each dollar of Improvement Allowance disbursed up to and including Five Dollars ($5.00) per square foot, the Base Monthly Rent shall be increased by One Cent ($.0l) per square foot per month. For every dollar of Improvement Allowance over Five Dollars ($5.00) per square foot, the Base Monthly Rent shall be increased by One and Six-Tenths Cents ($.016) per square foot per month. For example, if Ten Dollars ($10.00) per square foot of Improvement Allowance is disbursed for Building A, the Base Monthly Rent for Building A shall be increased by the sum of Seven Thousand Three Hundred Thirty-Eight Dollars and Twenty-Four cents ($7,338.24).

          3.3  Rental During Option Term. If Tenant exercises the option to
               -------------------------
extend the Lease Term pursuant to Section 17 below, then commencing on the first day of the Option Term, the Base Monthly Rent shall be increased to a sum equal to the total of:

(a          Dollars        plus (b) a sum equal to One Hundred Seventy-Two
         fraction, the numerator of which is the New Index and the denominator of which is the Initial Index; provided, however, that in no event shall the monthly installment of Base Monthly Rent during the Option Term be more than



Monthly Rent during the Option Term be less than

____________________________________________________________________ plus one


     For purposes of adjusting the Base Monthly Rent as provided in this Lease, the following definitions shall apply:


          (i) "Index" means the Consumer Price Index for All Urban Consumers (all items) as published by United States Department of Labor, Bureau of Labor Statistics for the San Francisco/Oakland/San Jose Metropolitan Area (1982-1984=100 Base);

          (ii) "Initial Index" means the Index last published prior to the Building A Commencement Date of this Lease; and

          (iii) "New Index" means the Index last published prior to the first day of the Option Term.

If the Index is changed or the base year is altered from that used as of the Commencement Date of this Lease, the Index shall be converted in accordance with the conversion factor published by United States Department of Labor, Bureau of Labor Statistics, to obtain the same results which would have been obtained had the Index or the base year not been changed. If no conversion factor is available, or if the Index is otherwise changed, revised or discontinued for any reason, there shall be substituted in lieu thereof, and the term Index shall thereafter refer to the most nearly comparable official price index of the United States Government in order to obtain substantially the same result for any adjustment required by this Lease as would have been obtained had the Index not been changed, revised or discontinued.

          3.4  Additional Rent.  Commencing on the Commencement Date for each
               ---------------
Building, and continuing throughout the Lease term, Tenant shall pay within thirty (30) days of receipt of billing therefor, as additional rent (i) all utilities as required by Section 6.1, (ii) Tenant's Pro Rata Share of real property taxes as required by Section 4.1, (iii) Tenant's Pro Rata Share of the property insurance premiums as required by Section 11.2, (iv) Tenant's Pro Rata Share of Outside Area Expenses as required by Section 18, and (v) all other sums and charges payable by Tenant pursuant to the terms of this Lease (hereinafter collectively referred to as "Additional Rent"). The Additional Rent shall be paid in addition to the Base Monthly Rent. In the event of nonpayment by Tenant of the Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for the nonpayment of the Base Monthly Rent.

     As used in this Lease, and provided that the Commencement Date for each Building occurs in the sequence stated in Section 2.1, the term "Tenant's Pro Rata Share" shall mean the following fractions during the following time periods:

            TIME PERIOD                       TENANT'S PRO RATA SHARE
-----------------------------------           -----------------------
From the Building A
Commencement Date until the                         56,448
                                                   -------
Building B Commencement Date                       275,264

From the Building B Commencement
Date until the Building C                          133,864
                                                   -------
Commencement Date                                  275,264

After the Building C Commencement                  222,800
                                                   -------
Date                                               275,264

Landlord acknowledges that the calculation of the number of square feet comprising the four (4) buildings in the Complex reflected in this Section 3.4 is consistent with the method stated in Section 1.1, and, if Tenant reasonably determines that such calculation is inaccurate, Tenant shall be entitled to an equitable adjustment of Tenant's Pro Rata Share.

          3.5  Late Charges.  Tenant acknowledges that late payment by Tenant to
               ------------
Landlord of the Base Monthly Rent and other sums due hereunder may cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, in the event Tenant fails to pay any installment of Base Monthly Rent and/or other sums due hereunder within ten (10) days after Tenant receives written notice that said rent or other sum has not been paid when due, Tenant shall pay to Landlord, as Additional Rent, a late charge equal to six percent (6%) of such overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of its other rights and remedies granted under this Lease.

     4.   TAXATION.
          --------

          4.1  Real Property Taxes.  Tenant shall pay to Landlord, as additional
               -------------------
rent, Tenant's Pro Rata Share of all real property taxes which, during the term of this Lease, are levied, assessed or imposed upon or against the Premises, the Parcel and the Complex. Tenant shall pay its Pro Rata Share of such taxes to Landlord on or before the later of (a) ten days after receipt of billing (which shall include a copy of the tax collector's statement) or (b) ten days prior to the delinquency date of such taxes. In the event any such real property taxes cover any period of time prior to commencement or after the expiration of the term of this Lease, Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the fiscal tax year during which the Lease is in effect.

     As used in this Lease, the term "real property tax" shall include any form of assessment, levy, penalty or tax (other than inheritance, estate, net income or franchise taxes) imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government or any school, agricultural, lighting, drainage or other improvement district thereof, including, without limitation, any tax:

          A. Upon, allocable to, or measured by the Premises or the Parcel or the rental payable hereunder, including without limitation, any gross income tax or excise tax levied by the state, any political subdivision thereof, city or federal government with respect to the receipt of such rental; or

               B. Upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or

               C. Upon or measured by the value of Tenant's personal property, equipment or fixtures located in the premises; or

               D. Upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

               E. Notwithstanding the foregoing, in the event Landlord sells or otherwise transfers the Premises or any portion thereof, Tenant shall have no obligation, during the initial term of the Lease, to pay that portion, as reasonably determined by Landlord based upon the county tax assessor's tax statement for the Premises, of the real property taxes attributable to a reassessment following such sale. This Section 4.1(E) shall be inapplicable during the Option Term.

          4.2  Personal Property Taxes.  Tenant shall pay prior to delinquency
               -----------------------
all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

     If any of Tenant's personal property shall be assessed with landlord's real property, Tenant shall pay to Landlord the taxes attributable to Tenant on or before the later of (a) ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property, which statement shall include a copy of the tax collector's statement, or (b) ten (10) days prior to delinquency date of said taxes.

          4.3  Assessments.  To the best of Landlord's knowledge, no special
               -----------
assessments in addition to those shown on the property tax bill for the Premises for the 1987-88 fiscal year will be imposed on the Premises during the term of this Lease, except as disclosed in writing to Tenant. If any assessments are levied against the Premises after the Commencement Date for any of the Buildings, Landlord may elect to either pay the assessment in full or allow the assessment to go to bond. If Landlord pays the assessment in full, Tenant shall pay to Landlord each time payment of real property taxes is made, a sum equal to that which would have been payable (as both principal and interest) had Landlord allowed the assessment to go to bond.

          4.4  Right to Contest.  If Landlord receives any notice of assessment
               -----------------
or reassessment, or notice of any imposition of new real property taxes, Landlord shall provide Tenant with a copy of such notice within fifteen (15) days after Landlord's receipt thereof. In the event Tenant desires in good faith to contest or otherwise review by appropriate legal or administrative proceedings the imposition of any such real property tax, Tenant shall, at least ten (10) days prior to the delinquency of such real property tax, give Landlord written notice of its intention to do so. Tenant may withhold payment of the real property tax being contested if, but only if, both (i) non-payment is permitted during the pendency of such proceedings without the foreclosure of any tax lien or the imposition of any fine or penalty, and (ii) Tenant further furnishes Landlord with a bond satisfactory to Landlord sufficient to protect Landlord's interest in the Premises. Any such contest shall be prosecuted to completion (whether or not this Lease shall have expired or terminated in the interim) and shall be conducted without delay and solely at Tenant's expense. Tenant shall protect and indemnify Landlord against any and all expenses or damages resulting from such contest or other proceeding. At the request of Tenant, Landlord shall join in any contest or other proceedings which Tenant may desire to bring pursuant to this Section. Tenant shall pay all of Landlord's expenses arising out of such joinder. Within ten (10) days after the final determination of the amount due from Tenant with respect to the real property tax contested, Tenant shall pay the amount so determined to be due, together with all costs, expenses and interest, whether or not this Lease shall have then expired or terminated.

     5.   USE.
          ---

          5.1  Use.  The Premises shall be used and occupied by Tenant for only
               ---
the following purposes and for no other purpose whatsoever without obtaining the prior written consent of Landlord: office, light warehouse, distribution, engineering, research and development, product testing, incidental training and any other legal uses for Tenant's business as the same may exist from time to time. This lease shall be subject to all applicable zoning ordinances and to any municipal, county and state laws and regulations governing and regulating the use of the Premises. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business.

     Notwithstanding the foregoing, Landlord represents that it has no knowledge of any laws, statutes, ordinances, or governmental rules, regulations or requirements ("Laws") or of any covenants, conditions, restrictions or encumbrances ("CC&Rs") which would currently prevent or substantially interfere with the Premises being used for the above-described uses. Landlord acknowledges that the Premises are currently in the MP (Planned Industrial) zoning classification established by the City of Santa Clara, and that the uses that may be made of the Premises pursuant to this Section are permitted to be made under zoning regulations which govern the use of the Premises.

          5.2  Uses Prohibited.
               ---------------

               A. Tenant shall not do or permit anything to be done in or about the Premises which will increase the existing rate of insurance upon the Premises (unless Tenant shall pay any increased premium as a result of such use or acts) or cause the cancellation of any insurance policy covering the premises or the Parcel, nor shall Tenant sell or permit to be kept, used or sold in or upon the Premises or the Outside Area, any articles which may be prohibited by a standard form policy of fire insurance.

          B. Tenant shall not do or permit anything to be done in or upon the Premises or the Outside Area, which will in any way obstruct or interfere with the rights of other tenants or occupants of the Parcel or injure or annoy them or use or allow the Premises to be used for any unlawful or objectionable purpose nor shall Tenant cause, maintain or permit any nuisance in or upon the Premises, or the Outside Area. Tenant shall not commit or suffer to be committed any waste in or upon the Premises or the Outside Area and Tenant shall keep the Premises in a clean, attractive condition, free of any objectionable noises, odors or dust.

          C. Tenant shall not use the Premises or the Outside Area, or permit anything to be in or about the Premises or Outside Area which will in any way conflict with any Laws, statute, zoning restriction, ordinance, governmental rule, regulation, or requirements now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations and requirements now in force or which may hereafter be in force and with requirements of any board or fire underwriters or other similar body ("Underwriter's Requirement") now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

     6.   UTILITIES AND WASTE DISPOSAL.
          ----------------------------

          6.1  Utilities.  Commencing on the Commencement Date for each
               ---------
Building, Tenant shall pay as additional rent, prior to delinquency, for all water, gas, heat, light, power, telephone, sewage, air conditioning and ventilating, scavenger, janitorial, and all other materials and utilities supplied to the Premises and all taxes and surcharges thereon.

          6.2  Waste Disposal.  Tenant shall store its waste either inside the
               --------------
Premises or in its own dumpsters located within outside trash enclosures located in the Outside Area.

          6.3  Interference with Use of the Premises.  In the event of a
               -------------------------------------
material interference with Tenant's use of the leased Premises as a consequence of the cessation of utility service caused by the negligence or willful misconduct of Landlord or its agents, contractors, employees or invitees, Tenant shall be entitled to an abatement of Base Monthly Rent to the extent of the interference with Tenant's use of the leased Premises, if such cessation of utility service and consequent material interference persists for a continuous period of two (2) business days or more. Any abatement of Base Monthly Rent shall commence with the first business day after the beginning of the cessation of utility service and shall continue until that date on which the utility service is restored.

     7.   MAINTENANCE AND REPAIRS, ALTERATIONS AND ADDITIONS.
          ---------------------------------------------------

          7.1  Landlord's Obligations.  Subject to the provisions of Section 12
               ----------------------
and except for damage caused by any negligent or intentional act or omission of Tenant and Tenant's agents, employees or invitees, which damage is not covered by the type of insurance to be maintained pursuant to Section 11.2 hereof, Landlord, at Landlord's expense, shall keep in good order, condition and repair the foundations, exterior walls and exterior roofs (including roof membranes) of the Premises. Landlord shall not, however, be obligated to paint such exterior, nor shall Landlord be required to maintain the interior surface of exterior walls, ceilings or doors. Landlord shall have no obligation to make repairs under this Section 7.1 until a reasonable time after receipt of written notice of the need for such repairs. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of

Landlord's failure to keep the Premises in good order, condition and repair.
If, within thirty (30) days after notice from Tenant, Landlord fails to commence making repairs which are the obligation of Landlord under this Section 7.1, Tenant shall have the right to make such repairs and charge Landlord for the reasonable cost thereof. In such event, Landlord shall reimburse Tenant for the cost of such repairs within thirty (30) days after receipt of billing from Tenant.

          7.2  Tenant's Obligations.
               --------------------

               A. Subject to the provisions of Sections 12 and 7.1, Tenant, at Tenant's expense, shall maintain in good order, condition and repair the Premises and every part thereof, including but not limited to floors, ceilings, windows, doors, skylights, interior walls, and the interior surfaces of the exterior walls, plumbing, heating, air conditioning and ventilating equipment, electrical and lighting facilities and equipment to the Premises including circuit breakers and exterior lighting attached to the Premises. Said maintenance shall include, without limitation, a periodic agreement with a reputable and licensed heating and air conditioning service company which provides for service to the HVAC equipment at least as often as every ninety
(90) days if Tenant's use of the Premises is limited to normal business hours (8:00 a.m. to 6:00 p.m.); if Tenant's use extends beyond normal business hours, such service shall be as often as may be required by Landlord. If Tenant does not provide Landlord with a copy of any such required maintenance contract within thirty (30) days after written request from Landlord, Landlord may elect, at its option, to keep and maintain the heating and air conditioning systems in the Premises, and in such event Tenant shall pay to Landlord upon demand the full cost of such maintenance and repairs to such systems.

               B. All glass, both interior and exterior, is at the sole risk of Tenant, and any broken glass shall promptly be replaced by Tenant at Tenant's expense with glass of the same kind, size and quality according to the current local code.

               C. In the event the Premises are damaged due to an attempted burglary or forcible entry into the Premises, Tenant shall be responsible for any ensuing damage to the Premises.

               D. Upon the expiration or earlier termination for this Lease, Tenant shall surrender the Premises in the same condition as received, broom clean, ordinary wear and tear, damage by fire, earthquake, acts of God, or condemnation alone excepted. Tenant, at its sole cost and expense, agrees to repair any damage to the Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery, equipment or furniture, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation, any claims made by any succeeding Tenant founded on such delay.

               E. In the event Tenant fails to perform Tenant's obligations under this Section 7, Landlord shall give Tenant written notice to do such acts as are reasonably required to maintain the Premises. If Tenant fails to do the work and diligently prosecute it to completion, then Landlord shall have the right (but not the obligation) to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant within thirty (30) days after demand with interest at ten percent (10%) per annum form the date of such work. Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with the use of the Premises as a result of performing any such work.

               F. Tenant shall have the benefit of all warranties available to Landlord which would reduce the cost of performing the obligations of Tenant pursuant to Section 7.2. Landlord warrants to Tenant that all of the improvements existing on the Premises as of the Occupancy Date shall have been constructed in good and workmanlike manner in accordance with all Laws, Underwriter's Requirements and the plans and specifications therefor. Tenant shall not be responsible for the cost of maintenance or repair to the Premises or any portion thereof to the extent such maintenance or repair is necessary as a result of the negligent act or omission of Landlord or its agents, employees, contractors or invitees.

          G. If Tenant becomes obligated pursuant to Section 7.2(a) to perform any item of repair to the plumbing, heating, air conditioning and ventilating equipment, or electrical and lighting facilities and equipment, which would, under generally accepted accounting principles, properly be considered a capital improvement to the Premises, the cost of which exceeds Twenty-Five Thousand Dollars ($25,000), then Landlord and Tenant shall share the initial cost of such capital improvement as follows: (i) Tenant shall pay the first Twenty-Five Thousand Dollars ($25,000) of such initial cost; (ii) Tenant shall pay a share of the remaining cost, in the same proportion that the number of years remaining in the Lease term bears to ten (10) years, determined by amortizing such cost over ten (10) years on a straight line basis; and (iii) Landlord shall pay, within sixty (60) days of written notice from Tenant setting forth the amount to be paid by Landlord, the remaining share of the initial cost. In the event that Tenant exercises its option to extend the term of this Lease pursuant to Section 17, Tenant will again pay to Landlord, within sixty
(60) days of the commencement of the Option Term, a share of the cost of such capital improvement in excess of Twenty-Five Thousand Dollars ($25,000), in the proportion that the number of years then remaining in the Lease term bears to ten (10) years.

          7.3  Leasehold Improvements.
               -----------------------

               A. Tenant shall not construct any leasehold improvements or otherwise alter the leased Premises without Landlord's prior written approval of the plans and specifications therefor, which approval shall not be unreasonably withheld; provided, however that Tenant shall have the right to make interior nonstructural alterations to the Premises which do not exceed Twenty-Five Thousand Dollars ($25,000) in cost, without obtaining Landlord's prior written approval. All such leasehold improvements shall be installed by Tenant at Tenant's expense by a licensed contractor in compliance with the approved plans and specifications therefor and in strict accordance with all Laws. All such construction shall be done in a good and workmanlike manner using new materials of good quality. Tenant shall not commence construction of any leasehold improvements until (1) all required governmental approvals and permits shall have been obtained; (2) all requirements regarding insurance imposed by this Lease have been satisfied; and (3) Tenant shall have given Landlord at least five (5) days prior written notice of its intention to commence such construction. All leasehold improvements constructed by Tenant (except those constructed with the Improvement Allowance pursuant to Exhibit B") shall remain the property of Tenant during the Lease term but shall not be damaged, altered or removed from the Premises. At the expiration or sooner termination of the Lease term, all leasehold improvements shall be surrendered to Landlord as a part of the realty and shall then become Landlord's property, and Landlord shall have no obligation to reimburse Tenant for all or any portion for the value or cost thereof; however, Landlord may, at its option, require Tenant to remove any leasehold improvements in which case Tenant shall so remove such leasehold improvements prior to the expiration or sooner termination of the Lease term.

     Upon request, within thirty (30) days of Tenant's application for consent to such leasehold improvements or no later than one hundred twenty (120) days before the expiration of the Lease term, Landlord shall advise Tenant in writing whether it reserves the right to require Tenant to remove any leasehold improvements from the Premises upon termination of the Lease. In the event that Landlord does not so designate any such leasehold improvements within the time stated, Tenant shall not be required to remove such leasehold improvements from the Premises. Notwithstanding the provisions of this Section 7.3(A), those leasehold improvements installed in the Premises at Tenant's expense (except those constructed with the Improvement Allowance pursuant to Exhibit "B" or which replace leasehold improvements existing as of the Occupancy Date) shall remain the property of Tenant following the expiration or sooner termination of the Lease Term, and Tenant shall not be required to surrender such leasehold improvements to Landlord.

     Within ten (10) business days after demand therefor from Tenant, Landlord shall execute and deliver a lien waiver or other document in form customarily required by any supplier, lessor or lender in connection with the installation in the Premises of Tenant's personal property or trade fixtures, pursuant to which Landlord shall waive any right it may have or acquire with respect to such property. Landlord reserves the right to approve the form of any lien waiver it is required to execute and to make reasonable modifications to any such form.

               B.   Alterations Required by Law.  Tenant shall, at its sole
                    ---------------------------
cost, make any alteration, addition or change of any sort, whether structural or otherwise, to the Premises that is required by Law because of (1) Tenant's use or change of use of the Premises, (2) Tenant's application for a new permit or governmental approval, or (3) Tenant's construction or installation of any leasehold improvements or trade fixtures.

               C. In the event Tenant is required by any Law or Underwriter's Requirement to make any capital improvement to the Premises, Tenant shall have the right to contest or otherwise review by appropriate legal or administrative proceedings the application of such Law or Underwriter's Requirement. If Tenant desires to so contest or cause the review of such Law or Underwriter's Requirement, Tenant shall give Landlord written notice of its intention to do so and may conduct such contest or other review so long as it pays all costs, and compliance therewith may be held in abeyance pending completion of such proceedings. If required by Landlord, Tenant shall obtain and furnish Landlord with an appropriate bond or other security sufficient to protect Landlord from Tenant's failure to comply with such Law or Underwriter's Requirement during the pendency of such proceedings. Tenant shall protect and indemnify Landlord against any and all expenses or damages resulting from such contest or other proceeding.

               D. If any capital improvement is required to be made to the Premises in order to comply with any Law or Underwriter's Requirement and if Tenant is not obligated to make such capital improvement pursuant to Section 7.3(B), then the following shall apply:

               (i) Landlord shall construct such capital improvement at its sole cost and expense in accordance with the applicable Law or Underwriter's Requirement.

               (ii) All reasonable costs paid by Landlord to construct such required capital improvement (including financing costs) shall be amortized over the useful life of such improvement with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds to permanently finance such improvement from an institutional lender following completion. Landlord shall notify Tenant of its determination of the appropriate amortization schedule based upon the foregoing and the monthly amortization payment that must be made to amortize such costs, and shall provide Tenant with the information upon which such determination is made. Such determination shall be subject to the approval of Tenant. As Additional Rent, Tenant shall pay an amount equal to such monthly amortization payment for each month after such capital improvement is completed until the expiration of the term of this Lease. The Additional Rent described by this Section shall not be subject to the adjustment required to be made to the Base Monthly Rent payable during the Option Term pursuant to Section 3.3 hereof.

     8.   ENTRY BY LANDLORD.  Landlord and Landlord's agent shall have the right
          -----------------
at reasonable times and upon reasonable written notice to Tenant, of not less then twenty-four (24) hours, except in an emergency, and subject to Tenant's security requirements, to enter the Premises to inspect the same or to maintain and repair, make alterations or additions to the Premises or any portion thereof, to the extent permitted or required by this Lease, or to show the Premises to prospective purchasers and lenders or, during the last six (6) months of the Lease term, to prospective tenants. Landlord may, at any time, place on or about the Premises any ordinary "For Sale" signs; Landlord may at any time during the last ninety (90) days of the term of the Lease place on or about the Premises any ordinary "For Lease" signs. Tenant hereby waives claim for abatement of rent or for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, provided that Landlord shall have used all reasonable efforts to minimize such injury, inconvenience, interference or loss.

     9.   LIENS.  Tenant shall keep the Premises and the Parcel free from any
          -----
liens arising out for work performed, materials furnished or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event that Tenant shall not, within thirty (30) days following receipt of notice of the imposition of any such liens, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith including attorneys' fees and costs shall be payable to Landlord by Tenant within thirty (30) days of demand with interest at the rate of ten percent (10%) per annum. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanics' and material persons' liens and Tenant shall give to Landlord at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.

     10.  INDEMNITY.
          ---------

          10.1 Indemnity.  Tenant shall indemnify and hold Landlord harmless
               ---------
from and against any and all claims of liability for any injury or damage to any person or property arising from Tenant's use of the Premises, or from the conduct of Tenant's business, or from any activity, work or thing done, permitted or suffered by Tenant in or upon the Premises or the Outside Area. Subject to the provisions of Section 11.3, entitled Waiver of Subrogation, Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease, or arising from any negligence of Tenant or Tenant's agents, contractors or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim, or any action or proceeding brought thereon. In the event any action or proceeding is brought against Landlord by reason of such claim, Tenant upon notice from Landlord shall defend same at Tenant's expense.

     Notwithstanding anything to the contrary in the Lease, Tenant shall neither release Landlord from, nor indemnify Landlord with respect to: (i) the negligence or willful misconduct of Landlord, the other occupants of the Complex, or their respective agents, employees, contractors or invitees; or (ii) a breach of Landlord's obligations or representations under this Lease. Landlord shall indemnify and hold harmless Tenant from all damages, liabilities, judgments, actions, attorneys' fees, consultants' fees, costs and expenses arising from the negligence or willful misconduct of Landlord or its employees, agents contractors or invitees, or the breach of Landlord's obligations or representations under this Lease.

          10.2 Exemption of Landlord from Liability.   Landlord shall not be
               ------------------------------------
liable for injury to Tenant's business or loss of income therefrom or for damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees, customers, agents or contractors or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether the said damage or injury results from conditions arising upon the Premises or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the Parcel. The provisions of this Paragraph 10.2 shall not apply to or in the event of any damage or injury caused by the willful misconduct or negligence of Landlord, its agents or employees.

     11.  INSURANCE.
          ---------

          11.1 Liability Insurance.  Tenant shall, at its own expense, maintain
               -------------------
in full force and effect during the Lease Term the following insurance:

               A. Tenant shall maintain a policy or policies of comprehensive general liability insurance, including fire and property damage carried with a company or companies satisfactory to

Landlord, which will insure Tenant and Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death, and damage to property occurring in or about, or resulting from any occurrence in or about, the Premises with combined single limit coverage of not less than Three Million Dollars ($3,000,000.00). Such comprehensive general liability insurance shall be extended to include "blanket contractual liability" endorsement insuring Tenant's performance of Tenant's obligation to indemnify Landlord contained in Section 10.1 and all of the other broadened liability features normally contained in an extended liability endorsement. If Landlord's lender, insurance advisor or counsel reasonably determines at any time that the amount of such coverage is not adequate and provided such increase is reasonably approved by Tenant, Tenant shall increase such coverage to such amount as Landlord's lender, insurance advisor or counsel reasonably deems adequate. The limits of such insurance shall not limit the liability of Tenant. Tenant shall deliver to Landlord certificates of insurance evidencing the existence and amounts of such insurance naming Landlord as an additional insured. In the event Tenant fails to procure and maintain such insurance, Landlord may (but shall not be required to) procure same at Tenant's expense after ten (10) days prior written notice. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of coverage which Landlord may carry. Tenant shall, within twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders or Landlord may order such insurance and charge the cost to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant provided such blanket policies expressly afford coverage to the Premises and to Landlord as required by this Lease.

          11.2 Property Insurance.  Landlord shall, at Tenant's expense, procure
               ------------------
and maintain at all times during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises in the amount of the full replacement value thereof and loss of rental income (for a maximum of twelve
(12) months) thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, sprinkler leakage and special extended peril (all-risk) (and, if required by Landlord's lender, flood and earthquake). Landlord shall not be required to cause such insurance to cover any of Tenant's personal property, inventory, trade fixtures or any modifications, alterations, or improvements made or constructed by Tenant to or within the Premises. During the term of this Lease, Tenant shall pay to Landlord, as additional rent, the amount of the premium for the insurance required under this Section 11.2 within ten (10) days after receipt by Tenant of a copy of the premium statement or other reasonably satisfactory evidence of the amount due, which shall include the method of calculation of Tenant's share thereof if the insurance covers improvements other than the Premises. If the term of this Lease does not expire concurrently with the expiration of the period covered by the insurance Tenant's liability for such premium shall be prorated on an annual basis.

     Tenant shall not be obligated to pay the cost of earthquake insurance to the extent it exceeds a commercially reasonable rate. If the cost of earthquake insurance exceeds a commercially reasonable rate, Tenant shall nonetheless continue to pay an amount equal to a commercially reasonable rate for such earthquake insurance so long as such insurance is carried by Landlord. For purposes hereof, a "commercially reasonable rate" for earthquake insurance shall mean any rate that is within the range of the then current cost of earthquake coverage which is then being paid by Prime Owners (defined below) of industrial buildings in Santa Clara County containing more than 50,000 square feet that were built after 1976 or which is being reimbursed or paid by tenants occupying, under triple net leases, such buildings. Prime Owners shall be any entity whose individual real property holdings exceed Twenty-Five Million Dollars ($25,000,000) in fair market value who fit into the following categories: (i) institutional investors such as pension funds, insurance companies, and syndications where partnership interests were offered pursuant to a registered public offering; and (ii) industrial developers and their affiliated partnerships (e.g., Lincoln Property Company, Trammel Crow, Peery/Arrillaga, the Koll Company). Notwithstanding the foregoing: (i) in the event that it is not the prevailing practice, because of the excessive cost of earthquake insurance coverage, for Prime Owners of industrial buildings in Santa Clara County containing more than 50,000 square feet that were built after 1976 to pay, or tenants occupying such buildings under triple net leases to reimburse, the cost of earthquake insurance coverage, the rate paid by the remaining Prime Owners or reimbursed by their tenants shall not be deemed to establish a commercially reasonable rate, and (ii) an annual rate of earthquake insurance coverage of Ten Dollars ($10) per One Thousand Dollars ($1,000) of replacement cost is acknowledged by the parties to be at the high end of the range of commercially reasonable rates for earthquake insurance as of the date of this Lease.

     Landlord shall maintain, at its sole cost and expense, a policy or policies of comprehensive general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death, and damage to property occurring or resulting from an occurrence in, on or about the Premises, with combined single limit coverage of not less than Three Million Dollars ($3,000,000), or such greater coverage as Landlord may from time to time determine is reasonably necessary for its protection.

          11.3 Waiver of Subrogation.  Landlord and Tenant each hereby waive any
               ---------------------
and all rights of recovery against the other, and against the officers, partners, employees, agents and representatives of the other, on account of loss or damage to such waiving party's property or the property of others under its control to the extent that such injury, loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Landlord and Tenant agree to notify the insurance carrier or carriers under any such policy that the foregoing mutual waiver of subrogation is contained in this Lease.

     12.  DAMAGE OR DESTRUCTION.
          ---------------------

          A. If any one or more of the Buildings that are part of the Premises are damaged by any peril, then Landlord shall restore the damage to such Building(s), except to the extent that this Lease is terminated either in its entirety or in part by Landlord pursuant to Section 12B hereof or by Tenant pursuant to Section 12C hereof. If this Lease is not so terminated either in its entirety or in part, all proceeds of the insurance carried pursuant to
Section 11.2 shall be paid to Landlord and shall be used for the restoration of the damage. The party who has obtained and is then carrying such insurance shall be responsible for paying any "deductible" amount that is excluded from coverage. Upon receipt of such insurance proceeds and the issuance of all necessary governmental approvals, Landlord shall commence and diligently prosecute to completion the restoration of the Building(s) to substantially the same condition existing immediately prior to such damage. However, if Landlord commences such restoration but has not substantially completed such restoration within two hundred forty (240) days after the date of such damage, then Tenant shall have the option to terminate this Lease as to the Building(s) so damaged on the following terms: (i) within thirty (30) days after the expiration of such two hundred forty (240) day period, Tenant shall notify Landlord as to whether or not it elects to exercise its option to terminate this Lease; and (ii) if Tenant makes such election and the restoration is not substantially completed within thirty (30) days after Landlord's receipt of such notice of election from Tenant, then this Lease shall terminate as to the Building(s) so damaged and not restored.

          B. Landlord shall have the following options to terminate this Lease as to the Building(s) damaged, which may be exer-cised only by delivery to Tenant of a written notice of election to terminate within thirty (30) days after the date the damage occurs:

               (1) In the event any one of the Buildings is damaged by a peril that is not covered by the insurance carried pursuant to Section 11.2, and the cost to restore the damage exceeds five percent (5%) of the then replacement cost of the Building so damaged, Landlord shall have the option to terminate this Lease in part as to the Building so damaged. Notwithstanding the foregoing, if Landlord so partially terminates this Lease, Tenant may within fifteen (15) days after receipt of Landlord's notice of termination agree to pay the cost to restore the damage to the extent it exceeds five percent (5%) of the then replacement cost of the Building so damaged, in which case this Lease shall not be so partially terminated and Landlord shall proceed to restore the damage following receipt of Tenant's contribution toward the cost of restoration.

               (2) In the event any one of the Buildings is damaged by any peril, whether or not covered by the insurance carried pursuant to Section 11.2, during the last year of the Lease term (as it may be extended) to such an extent that the estimated cost to restore exceeds an amount equal to six (6) times the then Base Monthly Rent allocable to the Building(s) so damaged, then Landlord shall have the option to terminate this Lease in part as to the Building(s) so damaged. Notwithstanding the foregoing, Landlord may not so terminate this Lease pursuant to this subparagraph if Tenant, at the time of such damage, has an express written option to further extend the Lease Term and Tenant exercises such option to so further extend the Lease Term within fifteen (15) days following Landlord's exercise of its option to terminate.

          C. If any one or more of the Buildings is damaged by any peril and Landlord does not elect to terminate this Lease as to the Building(s) so damaged or is not entitled to terminate this Lease pursuant to Section 12B, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed and the estimated cost of such restoration work. Tenant shall have the following options to terminate this Lease, either in whole or in part, which may be exercised only by delivery to Landlord of a written notice of election to terminate within fifteen (15) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

               (1) Tenant may terminate this Lease as to any one or more of the Building(s) so damaged, if the damage is caused by a peril not covered by the insurance carried pursuant to Section 11.2 and the cost to restore the damaged Building exceeds five percent (5%) of the then replacement cost thereof. Notwithstanding the foregoing, if Tenant elects to exercise such option to terminate, Landlord may within fifteen (15) days after receipt of Tenant's notice of termination agree to pay the entire cost of restoration, in which case such option to terminate shall be of no further force and effect and Landlord shall proceed to restore the damage.

               (2) Tenant may terminate this Lease as to any one or more of the Building(s) so damaged, if any Building is damaged by a peril (whether or not covered by the insurance required to be carried pursuant to Section 11.2) during the last year of the Lease term and (i) such damage affects more than twenty percent (20%) of the building area within the Building that would be affected by Tenant's exercise of its option to terminate, and (ii) such damage cannot be substantially restored within sixty (60) days following the date of such damage.

               (3) Tenant may terminate this Lease as to any one or more of the Building(s) affected by the damage, in the event any Building is damaged by any peril (whether or not covered by the insurance required to be carried pursuant to Section 11.2) and the restoration cannot be completed by Landlord within two hundred seventy (270) days after the date of such damage.

          D. If this Lease is terminated in whole or in part by the proper exercise of an option to terminate granted to Landlord or Tenant by this Lease, then (i) this Lease shall terminate as to the Building(s) affected by the termination fifteen (15) days after the date the option to terminate is properly exercised, (ii) the Base Monthly Rent and all other charges due hereunder shall be prorated as of the date of termination, and
(iii) neither Landlord nor Tenant shall have any further rights or obligations under this Lease with respect to that part of the Premises affected by such termination except for those that have accrued prior to the date of termination. In addition to the foregoing, in the event this Lease is terminated in part as to one or more Buildings, then the following shall apply:

               (1) Tenant's Pro Rata Share shall be adjusted by subtracting from the numerator of the fraction set forth in Section 3.4 the number of square feet contained within the Building(s) as to which this Lease is terminated.

               (2) The then Base Monthly Rent shall be reduced by an amount proportionately equal to the reduction in the number of square feet of the Premises thereafter covered by this Lease.

          E. Landlord's obligation (should it elect or be obligated to repair or rebuild) shall be limited to the basic Buildings and the leasehold improvements paid for with the Improvement Allowance and installed pursuant to Exhibit "B". Tenant shall at its own expense forthwith replace or fully repair all trade fixtures, equipment and leasehold improvements other than those paid for with the Improvement Allowance and installed pursuant to Exhibit "B". All insurance shall be made available to Landlord to permit it to discharge its obligations under this lease regarding restoration; provided, however, that Tenant shall receive proceeds payable under the insurance carried pursuant to
Section 11.2, to the extent any proceeds remain after deducting that portion attributable to the shell of the Building(s), the leasehold improvements existing as of the Occupancy Date for such Building(s) and the leasehold improvements installed with the Improvement Allowance, that are fairly allocable to the leasehold improvements installed at the expense of Tenant.

          F. In the event of any damage to the Premises which does not result in a termination of this Lease, in whole or in part, the Base Monthly Rent and other sums payable hereunder shall be temporarily abated proportionately with the degree to which Tenant's use of the Premises is impaired by such damage (based upon the ratio of building area rendered unusable to the total building area), commencing from the date of such damage or destruction and continuing during the period required by Landlord to complete its restoration of the Premises. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's personal property or any inconvenience occasioned by such damage or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereafter enacted.

          G. In the event that Landlord becomes obligated to restore damage to the Premises caused by a peril not covered by the insurance carried pursuant to
Section 11.2, then the following shall apply:

               (1) Landlord shall restore such damage at its sole cost and expense.

               (2) The cost of restoring such uninsured loss shall be treated in the same manner as the construction by Landlord of a capital improvement required by future Law, as provided in Section 7.3(b), so that the cost of restoration is amortized over the useful life of the restoration, and as additional rent, Tenant shall pay an amount equal to the monthly amortization payment required to so amortize the cost of such restoration for each month after the restoration is completed until (i) the expiration of the initial Lease term if the uninsured loss occurs during the initial Lease term, or (ii) the expiration of the then current Option Period if the uninsured loss occurs during such Option Period.

               (3) Notwithstanding the foregoing, if Tenant elects to terminate this Lease pursuant to Section 12C(l) because of damage not covered by insurance, and if Landlord elects to pay the cost of restoration pursuant to such Section to avoid such termination, then the additional rent required to be paid pursuant to subparagraph (2) above shall be based only on the lesser of (i) the actual cost of restoration, or (ii) ten percent (10%) of the then replacement cost of the Building(s) damaged. The rent shall not be increased as a result of restoration costs paid by Landlord for uninsured loss in excess of ten percent (10%) of the then replacement cost of the Building(s) damaged.

     13.  CONDEMNATION.
          ------------

          13.1 Definition of Terms.  For the purposes of this Lease, the term
               -------------------
(1) "Taking" means a taking of the Premises or damage to the Premises related to the exercise of the power of eminent domain and includes a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, person or corporate entity empowered to condemn property; (2) "Total Taking" means the taking of the entire Premises or so much of the Premises as to prevent or substantially impair the use thereof by Tenant for the uses herein specified;
(3) "Partial Taking" means the taking of only a portion of the Premises which does not constitute a Total Taking; (4) "Date of Taking" means the date upon which the title to the Premises, or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; and (5) "Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

          13.2 Rights.  The parties agree that in the event of a Taking all
               ------
rights between them or in and to an Award shall be as set forth herein and Tenant shall have no right to any Award except as set forth herein.

          13.3 Total Taking.  In the event of a Total Taking during the term
               ------------
hereof (1) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and be terminated as of the Date of Taking; (2) Landlord shall refund to Tenant any prepaid rent; (3) Tenant shall pay to Landlord any rent or charges due Landlord under the Lease, each prorated as of the Date of Taking; (4) Tenant shall receive from the Award those portions of the Award attributable to trade fixtures and moving expenses of Tenant; and (5) the remainder of the Award shall be paid to and be the property of Landlord. Notwithstanding the provisions of Section 13.3, Tenant shall be entitled to that portion of any Award attributable to the leasehold improvements which Tenant would be entitled to remove from the Premises.

          13.4 Partial Taking.  In the event of a Partial Taking during the term
               --------------
hereof (1) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking; (2) from and after the Date of Taking the Base Monthly Rent shall be an amount equal to the product obtained by multiplying the Base Monthly Rent immediately prior to the Taking by the quotient obtained by dividing the number of square feet of floor area contained in the Premises after the Taking by the number of square feet of floor area contained in the Premises prior to the Taking; (3) Tenant shall receive from the Award the portions of the Award attributable to trade fixtures of Tenant; and (4) the remainder of the Award shall be paid to and be the property of Landlord.

     14.  ASSIGNMENT AND SUBLETTING.
          -------------------------

          14.1 Transfer.  The following provisions shall apply to any
               --------
assignment, subletting or other transfer by Tenant or any subtenant or assignee or other successor in interest of the original Tenant (collectively referred to in this paragraph as "Tenant"):

               A. Tenant shall not do any of the following (collectively referred to herein as a "Transfer"), whether voluntarily, involuntarily, or by operation of law, without the prior written consent of Landlord, which consent shall not be unreasonably withheld: (i) assign or otherwise transfer its interest in this Lease or in the Premises; (ii) sublet all or any part of the Premises or allow it to be sublet, occupied or used by any person or entity other than Tenant; (iii) transfer any right appurtenant to this Lease or the Premises; or (iv) mortgage, pledge, hypothecate or encumber this Lease. Any attempt to Transfer without Landlord's consent shall constitute a default by Tenant and shall be voidable at Landlord's option. Landlord's consent to any one Transfer shall not constitute a waiver of the provisions of this paragraph 14.1 as to any subsequent transfer nor a consent to any subsequent Transfer. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease nor to be a consent to any Transfer.

               B. Tenant shall give Landlord at least fifteen (15) days prior written notice of its desire to Transfer and of the proposed terms of such Transfer, which notice shall include: (i) the name and legal composition of the proposed transferee; (ii) the nature of the proposed transferee's business to be carried on in the Premises; (iii) the basic terms and provisions of the proposed sublease, assignment or other transfer, including, without limitation, all consideration to be given on account of the Transfer; and (iv) a financial statement or other reasonable financial information that Landlord may request concerning the proposed transferee. Tenant's notice shall not be deemed to have been served or given until such time as Tenant has provided Landlord with all information reasonably requested by Landlord pursuant to this subparagraph (b). Tenant shall immediately notify Landlord of any modifications to the proposed terms of such Transfer.

               C. In the event that Tenant seeks to make any Transfer, Landlord shall have the right to withhold its consent to such Transfer, as permitted pursuant to subparagraph (a) above, or to exercise any of the rights set forth in this subparagraph (c) by giving written notice of its election within fifteen
(15) days after Tenant's notice of intent to transfer has been deemed given to Landlord. The following rights are in addition to Landlord's right to withhold its consent to any transfer and may be exercised by Landlord at its sole discretion without limiting Landlord in the exercise of any other right or remedy which Landlord may have:

               (1) Landlord may elect to permit Tenant to so assign the Lease or sublease such part of the Premises on the terms and conditions contained in Tenant's notice, in which event Tenant may do so, without being released of its liability for the performance of all of its obligations under the Lease.

          D.   Tenant expressly agrees that the provisions of this paragraph
14.1 are not unreasonable standards or conditions for purposes of Section 1951.4 of the California Civil Code, as amended from time to time.

          E. Notwithstanding anything to the contrary in this Section 14, Tenant may enter into any of the following transactions, so long as it first notifies Landlord in writing of its intent to do so and provides Landlord with a copy of the instrument implementing such Transfer, without the prior consent of
Landlord: (i) any Transfer to a corporation which controls, is controlled by, or is under common control with Tenant (with "control" meaning ownership of more than fifty percent (50%) of the stock or beneficial interest); (ii) an assignment of the Lease in connection with the sale of all or substantially all of the assets of Tenant; (iii) a Transfer made in connection with a merger, consolidation or other non-bankruptcy reorganization of Tenant or a Transfer of stock ownership in Tenant.

          14.2  Attorneys' Fees. Tenant shall pay Landlord's reasonable
                ---------------
attorneys' fees not to exceed Five Hundred Dollars ($500.00) incurred in connection with Landlord's review of the proposed assignment, sublease or transfer.

     15.  SUBORDINATION.
          -------------

          15.1  Subordination.  This Lease at Landlord's option shall be subject
                -------------
and subordinate to all ground or underlying leases which now exist affecting the Premises or the Parcel, or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever which now exist against the Premises and/or the Parcel, or on or against Landlord's interest or estate therein or on or against any ground or underlying lease, without the necessity of the execution and delivery of any further instruments on the part of Tenant to confirm such subordination; provided, however, that Landlord shall use all reasonable efforts to obtain within sixty (60) days from the date hereof a recognition and nondisturbance agreement whereby the lessor under any such ground or underlying lease and holder of any mortgage or deed of trust shall agree that, so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect notwithstanding the termination of any such lease or foreclosure of such mortgage or deed of trust. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of the recording thereof.

          15.2 Subordination Agreements.  Tenant covenants and agrees to
               ------------------------
promptly execute and deliver upon demand without charge therefor, any instrument or instruments of subordination necessary to subordinate this Lease to any future ground or underlying leases and/or to the lien of any future mortgage or deed of trust in any amount or amounts whatsoever which may hereafter be placed by Landlord on or against the Premises and/or the Parcel, or on or against Landlord's interest or estate therein or on or against any ground or underlying lease; provided, however, Tenant shall not be required to execute and deliver any such subordination agreement unless the lender consents in writing to the Lease and agrees in writing that in the event of foreclosure of the mortgage, or in the event the lender comes into possession or acquires title to the Premises as a result of the foreclosure of its mortgage or the notes secured thereby, or as a result of any other means, the lender agrees that the Lease shall not be terminated and that lender shall recognize Tenant and further agrees that Tenant shall not be disturbed in its possession of the Premises for any reason other than one which would entitle the Landlord to terminate the Lease under its terms or that would cause, without any further action by Landlord, the termination of the Lease or would entitle Landlord to dispossess the Tenant from the Premises.

          15.3 Quiet Enjoyment.  Landlord covenants and agrees with Tenant that
               ---------------
upon Tenant paying rent and other monetary sums due under the Lease and performing its covenants and conditions, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the Term, subject however to the term of the Lease and of any of the ground leases, mortgages or deeds of trust described above.

          15.4 Attornment.  In the event any proceedings are brought for default
               ----------
under any ground or underlying lease or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease; provided said purchaser expressly agrees in writing to be bound by the terms of the Lease.

     16.  DEFAULT; REMEDIES.
          -----------------

          16.1 Default.  The occurrence of any of the following shall constitute
               -------
a material default and breach of this Lease by Tenant:

               A. Any failure by Tenant to pay the rent or any other monetary sums required to be paid hereunder (where such failure continues for seven (7) days after written notice thereof by Landlord to Tenant);

               B.   The abandonment of the Premises by Tenant;

               C. A failure by Tenant to observe and perform any other provisions of this Lease to be observed or performed by Tenant, where such failure continues for twenty (20) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such twenty (20) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;

               D. The making by Tenant of any general assignment for the benefit of creditors;

               E. A court makes or enters any decree or order with respect to Tenant or Tenant submits to or seeks a decree or order (or petition or pleading is filed in connection therewith) which (i) grants or constitutes (or seeks) an order for relief, appointment of a trustee or confirmation of a reorganization plan under the Bankruptcy Laws of the United States; (ii) approves as properly filed (or seeks such approval of) a petition seeking liquidations or reorganization under said Bankruptcy Laws or any other debtor's relief law or statute of the United States or any state thereof; (iii) otherwise directs (or seeks) the winding up or liquidation of Tenant; provided, however, that if any such petition, decree or order is not voluntarily filed or made by Tenant, that Tenant shall not be in default until such petition, decree or order remains undischarged for a period of sixty (60) days.

          16.2 Remedies. In the event of any such material default or breach by
               --------
Tenant, Landlord may at any time thereafter, with or without notice and demand and without limiting Landlord in the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default or breach:

               A. Maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession, irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects to not terminate the Lease, Landlord shall have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. In the event any such re-letting occurs, this Lease shall terminate automatically upon the new Tenant taking possession of the Premises.

               B. Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In the event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including without limitation thereto, the following: (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award, exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; plus (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law. Upon any such re-entry Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in its sole discretion deems reasonable and necessary. As used in clauses (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the rate specified in Paragraph 20.14 from the date of default. As used in clause (iii), the "worth at time of award" is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank at the time of award plus one percent (1%). The term "rent", as used in this
Section 16, shall be deemed to be and to mean the rent to be paid pursuant to Sec-tion 3 and all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease.

          16.3 Default by Landlord.  Landlord shall not be in default unless
               -------------------
Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation, provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty-day period and thereafter diligently prosecutes the same to completion.

     17.  OPTIONS
          -------

          17.1 Options to Extend.  Tenant is hereby granted one option to extend
               -----------------
the term of this Lease for one period of three (3) years (the "Option Term"), such extension to be on the same terms and conditions as the initial term, except for the Base Monthly Rent which shall be determined as provided in Paragraph 3.4 above. It shall be a condition precedent to the exercise of the option that Tenant shall not be in default under this Lease at the time of exercise of such option. If Tenant elects to exercise the option, Tenant shall exercise said option only by written notice delivered to Landlord at least ninety (90) days prior to the expiration of the initial term of this Lease. There shall be no further options to extend the term of this lease at the end of the Option Term.

     18.  OUTSIDE AREA.
          ------------

          18.1 Use of Outside Area.  The term "Outside Area" as used in this
               -------------------
Lease shall mean the driveways, walkways, parking areas, landscaped areas, and all other areas on the Parcel which are outside of a building. Subject to the terms and conditions of this Lease and such rules and regulations as Landlord may from time to prescribe, which shall be subject to the reasonable approval of Tenant, Tenant's employees, invitees and customers shall, in common with other occupants of the Parcel, and their respective employees, invitees and customers, and others entitled to the use thereof, have the non-exclusive right to use the access roads, parking areas, driveways, and walkways which are provided and designated by Landlord for the general use and convenience of the occupants of the Parcel. Landlord reserves the right from time to time to make changes in the shapes, size, location, amount and extent of the Outside Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Outside Area and any part or parts thereof, as Landlord may deem appropriate for the best interest of the occupants of the Parcel. The approved rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant, and Tenant shall abide by them and cooperate in their observance. Such rules and regulations may be amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy to Tenant.

     Tenant shall have the nonexclusive right to use all parking spaces located in the Outside Area as outlined in red on Exhibit "A". Tenant shall not park or permit the parking of Tenant's vehicles or trucks or the vehicles or trucks of Tenant's employees, invitees, customers, suppliers or others, in any other portion of the Outside Area not designated by Landlord for such use by Tenant. Tenant shall not abandon any inoperative vehicles or equipment on any portion of the Outside Area. Tenant shall make no alterations, improvements or additions to the Outside Area.

     Landlord shall operate, manage, maintain, and repair the Outside Area in good order, condition and repair. Such maintenance and repair shall include parking lot sweeping, landscaping services, maintenance or repair or fountains, landscape irrigation systems, paving, sidewalks, fences and lighting. The manner in which the Outside Area shall be maintained and the expenditures for such maintenance shall be at the discretion of Landlord. Landlord's cost of such repair, maintenance, operation and management shall be referred to herein as "Outside Area Expenses." Tenant shall pay to Landlord its share of such Outside Area Expenses as provided in Paragraph 18.2 below.

          18.2 Outside Area Expenses.  Tenant shall pay to Landlord, as
               ---------------------
Additional Rent, within thirty (30) days after receipt of billing but not more often than once each calendar month, Tenant's Pro Rata Share of the Outside Area Expenses. Tenant acknowledges and agrees that the Outside Area Expenses shall include an additional five percent (5%) of the actual expenditures in order to compensate Landlord for accounting and processing services. Tenant shall have the right to inspect the supporting records of Landlord with respect to the Outside Area Expenses. Notwithstanding anything contained in this Section 18, the term "Outside Area Expenses" shall not include, nor shall Tenant have any obligation to pay, any of the following: (i) depreciation on real property, interest expense or rent due pursuant to any underlying ground leases; (ii) the cost to correct any defective design or construction of the Outside Area; (iii) the cost to correct or repair damage to the Outside Areas to the extent it is required to be covered by insurance pursuant to Section 11.2 of the Lease or is covered by any warranty; (iv) the cost of any repair required or resulting from the negligence of Landlord, its agents or contractors or (v) any fee or compensation for management or administration of the Premises in addition to the referenced fee for accounting and processing services. Landlord shall use all reasonable efforts to obtain services and materials to be provided hereunder at the fair market value which would be charged by an independent third party providing such service or material.

     19.  EXPANSION.  Provided Tenant is not in default under this Lease and
          ---------
provided that this Lease is in full force and effect and provided further that Tenant has not assigned this Lease, then Tenant shall have the following rights to lease, at the termination of the existing lease (including, all extension options) to Altera Semiconductor, Inc. ("Altera"), the space in Building D presently leased to Altera. Tenant further acknowledges that Altera has an option to extend the term of its existing lease.

          A. Before listing or advertising Building D to prospective tenants or purchasers, Landlord shall first notify Tenant of the availability of Building D and shall present the first offer to lease Building D to Tenant.

          B. After presentation of Landlord's offer, and provided that Landlord and Tenant are unable to reach agreement, following good faith negotiations, as to the terms and conditions under which the parties would be willing to enter into a lease of Building D, Tenant shall have a right of first refusal to lease Building D as set forth herein. If Landlord proposes to lease a space in Building D (the "Available Space") to a prospective tenant and if Altera has failed to exercise any right of first refusal it may have as to the Available Space, then Landlord shall notify Tenant in writing of the following basic business terms upon which the Landlord is willing to lease such space (collectively referred to herein as the "Basic Business Terms"): (i) the description of the Available Space; (ii) the term of the Lease; (iii) the tenant improvements Landlord is willing to construct or that it will require to be constructed and the contribution Landlord is willing to make to pay for such tenant improvements; (iv) the rent for initial term or the formula to be used to determine such rent (including, if applicable) free rent, Tenant's share of taxes, assessments, operating expenses, insurance costs and the like; (v) any option or options to extend (including the rent to be charged during the extension periods); and (vi) any other material business term Landlord elects to specify.

          C. If Tenant, within ten (10) business days after receipt of Landlord's notice, delivers to Landlord its written agreement to lease the Available Space on the Basic Business Terms stated in Landlord's Notice, the Landlord shall lease to Tenant and Tenant shall lease from Landlord the Available Space on the terms and conditions in Landlord's Notice (the "Second Lease") provided, however, that this Lease shall be modified to include, and the Second Lease shall include, a cross-default provision providing that Tenant will be in default under both the Second Lease and this Lease, if it is in default under either Lease.

          D. If Tenant does not deliver to Landlord its written agreement to the Second Lease on the terms contained in Landlord's notice within said ten
(10) business day period, then Landlord shall thereafter have the right to lease the Available space on the same Basic business Terms set forth in Landlord's notice and on such form of Lease, as Landlord chooses; provided, however, that Landlord may make any changes to such form of lease at the request of any prospective tenant to induce it to lease such space from Landlord so long as Landlord does not change the Basic Business Terms set forth in Landlord's notice.

          E. The provisions of this paragraph shall terminate upon (i) the expiration or earlier termination of this Lease; or (ii) any assignment by Tenant of its interest in this Lease or the subletting by Tenant of substantially all of the Premises for substantially all of the remainder of the Lease Term; or (iii) as to any particular space, Tenant's failure to exercise its right of refusal granted herein as to such space at its first opportunity to do so.

          F. Provided that Tenant shall have exercised its option to lease Building D, Landlord shall, at least one hundred twenty (120) days before the renewal date for the insurance carried by Landlord pursuant to Section 11.2, provide Tenant with a statement identifying the material terms of such insurance coverage, including the premiums payable, coverage limits and deductibles required. In the event that Tenant reasonably determines that Tenant can maintain such insurance at a cost to Tenant of at least five percent (5%) less than the cost to Tenant of reimbursing the cost of maintaining such coverage to Landlord, then Tenant shall be entitled to notify Landlord, no more than thirty
(30) days following receipt of Landlord's statement, that Tenant intends to maintain such insurance. Tenant shall thereafter maintain the insurance required by Section 11.2 hereof, in conformance with consistent requirements imposed from time to time by the holders of mortgages or deeds of trust of the Premises, including, if required, delivery to such parties of reasonably satisfactory evidence of the maintenance of such coverage.

     20.  MISCELLANEOUS.
          -------------

          20.1 Estoppel Certificate.
               --------------------

               A. Tenant shall at any time upon not less than ten (10) business days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) certifying, to the best of Tenant's knowledge, such other information and facts concerning this lease as may be reasonably requested by a lender making a loan to Landlord to be secured by a deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

               B. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rent has been paid in advance.

          20.2 Transfer of Landlord's Interest. In the event of a sale or
               -------------------------------
conveyance by Landlord of Landlord's interest in the Premises other than a transfer for security purposes only, Landlord shall be relieved from and after the date specified in such notice of transfer of all obligations and liabilities accruing thereafter on the part of the Landlord, provided that any funds in the hands of Landlord at the time of transfer in which Tenant has an interest, shall be delivered to the successor of Landlord. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all of Landlord's obligations hereunder accruing after the date of transfer are assumed in writing by the transferee.

          20.3 Captions; Attachments; Defined Terms.
               ------------------------------------

               A. The captions of the paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any section of this Lease.

               B. Exhibits attached here to, and addenda and schedules initialed by the parties, are deemed by attachment to constitute part of this Lease and are incorporated herein.

               C. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine and feminine gender include the neuter If there be more than one Landlord or Tenant, the obligations hereunder imposed upon Landlord or Tenant shall be joint and several. If the Tenants are husband and wife, the obligations shall extend individually to their sole and separate property as well as to their community property. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership.

          20.4 Entire Agreement.  This instrument along with any exhibits and
               -----------------
attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this Agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Agreement.

          20.5 Severability.  If any term or provision of this Lease shall, to
               ------------
any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of the Lease shall be valid and enforceable to the fullest extent permitted by law.

          20.6 Costs of Suit.
               -------------

               A. If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

               B. Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by a third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof, and all costs and expenses incurred by Landlord or in connection with such litigation, including reasonable attorneys' fees paid by Landlord to attorneys approved by Tenant.

           20.7 Time; Joint and Several Liability. Time is of the essence of
                ---------------------------------
this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by either party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and non-exclusive of another remedy at law or in equity.


          20.8  Binding Effect; Choice of Law. The parties hereto agree that all
                -----------------------------
the provisions hereof are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate paragraph hereof; subject to any provision hereof restricting assignment or subletting by Tenant and subject to Section 20.2, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

          20.9  Waiver.  No covenant, term or condition or the breach thereof,
                ------
shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition.

          20.10 Surrender of Premises. The voluntary or other surrender of this
                ---------------------
Lease by Tenant, or a mutual cancellation thereof shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord operate as an assignment to it or any or all such subleases or subtenancies.

          20.11 Holding Over. This Lease shall terminate without further notice
                ------------
at the expiration of the Lease Term. Any holding over by Tenant after expiration shall not constitute a renewal or extension or give Tenant any rights in or to the Premises except as expressly provided in this Lease; provided, however, that in the event Tenant notifies Landlord in writing at least ninety (90) days before the expiration of the Lease term, Tenant shall be entitled to a one-time thirty (30) day extension of the expiration of the Lease term. Any holding over after the expiration with or without the expressed or implied consent of Landlord shall be construed to be a tenancy from month to month, at one hundred percent (100%) of the monthly rent for the last month of the Lease Term during the first ninety
(90) days of such holding over, and thereafter at one hundred twenty-five percent (125%) of such rent, and shall otherwise be on the terms and conditions herein specified insofar as applicable.

          20.12 Signs. Tenant shall not place any sign upon the Premises or the
                -----
Outside Area without Landlord's prior written consent. Landlord hereby consents, subject to compliance with requirements of the City of Santa Clara and to the reasonable approval of Landlord of plans and specifications therefor, to the erection of monument signs at such locations as Tenant shall reasonably require and to the placement of identifying logos on the Building(s) constituting the leased Premises. Following the expiration of the Lease term, Tenant shall remove such logos from the Building(s) and shall restore the facade of the Building to its condition existing prior to their erection. Obtaining permits for Tenant signs as may be required by any governmental agency shall be the responsibility of Tenant.

          20.13 Reasonable Consent. Except as limited elsewhere in this Lease,
                ------------------
wherever in this Lease Landlord or Tenant is required to give consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld. In the event of failure to give any such consent, the other party shall be entitled to specific performance at law and shall have such other remedies to it under this Lease, but in no event shall Landlord or Tenant be responsible in monetary damages for failure to give consent unless said failure is withheld maliciously or in bad faith.

          20.14 Interest on Past Due Obligations. Any amount due to Landlord not
                --------------------------------
paid when due shall bear interest from the due date at a per annum rate equal to three percent (3%) in excess of the then existing Bank of America prime rate, or the maximum rate permitted by law, whichever is less.

          20.15 Recording. Tenant shall not record this Lease without Landlord's
                ---------
prior written consent. Either party shall, upon request of the other, execute, acknowledged and deliver to the other a "short form" memorandum of this Lease for recording purposes.

          20.16  Notices. All notices or demands of any kind required or desired
                 -------
to be given by Landlord or Tenant hereunder shall be in writing and shall be effective upon receipt or rejection at the addresses set forth below:

          Landlord:  MPJ
                     511 Division Street
                     Campbell, CA 95008
                     Attn: James D. Mair

          Copy to:   W. Leslie Pelio
                     560 Division Street
                     Campbell, CA 95008

          Tenant:    Apple Computer, Inc.
                     20525 Mariani Avenue, MS:16-0
                     Cupertino, CA 95014
                     Attn: Real Estate Dept.

Either party may change its address for notice by giving written notice to the other party in accordance with the provisions of this paragraph.

          20.17  Corporate Authority. If Tenant is a corporation, each
                 -------------------
individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

          20.18  Partnership Authority. Each individual executing this Lease on
                 ---------------------
behalf of Landlord represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the Landlord and that this Lease is binding upon Landlord in accordance with its terms.

     21.  BROKERAGE COMMISSIONS.  Landlord and Tenant represent that they have
          ---------------------
not had any dealings with any real estate brokers or salesmen or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Lease other than to Cornish & Carey Commercial Real Estate and Grubb & Ellis Company

(the "Brokers").  Landlord shall pay any commission due to the Brokers.

     22.  HAZARDOUS MATERIALS.  Landlord and Tenant agree as follows with
          -------------------
respect to the existence or use of "Hazardous Material" (as defined below) on the Premises:

          A. Tenant shall be entitled to cause such inspections, soils and groundwater tests, and other evaluations to be made of the Premises as Tenant deems necessary regarding (i) the presence and use of Hazardous Materials in or about the Premises, and (ii) the potential for exposure of Tenant's employees and other persons to any Hazardous Materials used and stored by previous occupants in or about the Premises. To facilitate assigning responsibility for the presence of any Hazardous Materials on the Premises, Tenant shall use its best efforts to take all samples of soil and groundwater necessary in the course of its inspection and evaluation before the Commencement Date as to each Building, and shall thereafter cause the evaluation of such samples to be conducted as promptly as reasonably possible.

          B. Landlord hereby makes the following warranties and representations to Tenant, each of which is made to the best of Landlord's knowledge as of the date of this Lease:

               (1) Any handling, transportation, storage, treatment, disposal, release or use of Hazardous Materials that has occurred on the Premises prior to the date hereof has been in compliance with all Hazardous Materials Laws.

               (2) The Premises are, and Landlord's operations concerning the Premises are, as of the date of this Lease, in compliance with all Hazardous Materials Laws.

               (3) The soil and groundwater on or under the Premises are free of Hazardous Materials in amounts which would (i) violate any Hazardous Materials Laws to the extent that any governmental entity could require either Landlord or Tenant to take any remedial action with respect to such Hazardous Materials, or (ii) pose a substantial risk of impairing the health of any person on or about the Premises (including, without limitation, Tenant's employees, agents or invitees).

               (4) Neither the Premises nor any improvements thereon or personal property contained therein contains PCBs or asbestos.

               (5) No litigation has been brought or threatened, nor any settlements reached with any governmental or private party, concerning the actual or alleged presence of Hazardous Materials on or about the Premises or any disposal, release or threatened release of Hazardous Materials in or about the Premises prior to the date of this Lease.

          C. Landlord warrants and represents to Tenant that it has received no notice of (i) any violation, or alleged violation, of any Hazardous Material Law that has not been corrected to the satisfaction of the appropriate authority, (ii) any pending claims relating to the presence of Hazardous Material on the Premises, or (iii) any pending investigation by any governmental agency concerning the Premises relating to Hazardous Materials. Landlord is not aware of any reports, studies or other written evidence of any investigation of the Premises to determine the presence of Hazardous Materials. Each party shall deliver to the other copies of any report, study or other written evidence of any such investigation which comes into the possession of such party. Tenant shall notify Landlord in writing of all Hazardous Materials (except in incidental quantities) which Tenant brings onto the premises.

          D. Any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Tenant in or about the Premises shall strictly comply with all applicable Hazardous Materials Laws and shall be conducted in a manner which will not impair the health of any person on or about the Complex.

          E. Landlord at its sole expense shall remove from the Premises all Hazardous Materials and all facilities and equipment existing as of the Occupancy Date for each Building, whose removal is deemed necessary by an independent, qualified consultant chosen by Tenant in order (i) to avoid a violation at any time of

Hazardous Materials Laws, (ii) to eliminate a substantial risk of impairing the health of any person or about the Premises (including, without limitation, Landlord's or Tenant's employees, agents or invitees), or (iii) to satisfy the reasonably anticipated requirements of a financial institution which would be imposed as a precondition to such financial institution's acquiring a security or other interest in the Premises. All such facilities and equipment shall be decommissioned in accordance with applicable Hazardous Materials Laws and proper decommissioning shall be evidenced only by delivery to Tenant of reasonably satisfactory evidence of such fact.

          F. Landlord shall indemnify, defend upon demand with counsel reasonably acceptable to Tenant, and hold harmless Tenant from and against any and all (i) liabilities, judgments, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, and court costs resulting from any claim, demand, order or requirement of any governmental agency with jurisdiction or any claim or demand brought or threatened by any party other than the parties to this Lease, and (ii) reasonably incurred remediation costs, investigation costs and related expenses which result from or arise in any manner whatsoever out of:

               (1) The breach of any warranty or inaccuracy of any representation by Landlord or the failure of Landlord to perform any obligation of Landlord contained in this Section 22;

               (2) The presence of Hazardous Materials, as of the Occupancy Date for each Building, as may be disclosed by the inspections, soils and groundwater tests, other evaluations performed by Tenant, or otherwise disclosed or discovered, in amounts which exceed the minimum action levels or other standards imposed by Hazardous Materials Laws applicable at any time during the Lease term in or under the Premises or in the soil or groundwater underneath the Premises;

               (3) Use, storage, release or disposal of Hazardous Materials on or about the Promises by any party other than Tenant, or its agents, employees or contractors, after the Occupancy Date for each Building;

               (4) The exposure of any person to a Hazardous Material stored, used or disposed of by any party other than Tenant in or about the Premises after the Occupancy Date for each Building.

          G. Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold harmless Landlord from and against any and all liabilities, judgments, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees and court costs resulting from any claim, demand, order or requirement of any governmental agency with jurisdiction or any claim or demand brought or threatened by any party other than the parties to this Lease, and (ii) reasonably incurred remediation costs, investigation costs and other related expenses which result from or arise in any manner whatsoever out of the following:

               (1) The use, storage, release or disposal of Hazardous Materials on or about the Premises by Tenant, its agents, employees, or contractors after the date hereof;

               (2) The exposure of any person to a Hazardous Material stored, used, released or disposed of by Tenant, its agents, employees, or contractors in or about the Premises after the date hereof.

          H. As used herein, the term "Hazardous Materials" means any substance, material or waste which is or becomes regulated by any local governmental authority, the State of California, or the United States Government. The term "Hazardous Materials" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste", "extremely hazardous waste", or "restricted hazardous waste" under Sections 25115, 25117 or 15122.7, or listed pursuant to Section 25140 of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8

(Carpenter-Presley-Tanner Hazardous Substances Account Act), (iii) defined as a "hazardous material", "hazardous substance", or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release, Response, Plans and Inventory), (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances),
(v) petroleum, (vi) asbestos, (vii) listed under Article 9 or defined as "hazardous" or "extremely hazardous" pursuant to Article II of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act, 33 U.S.C. 1251 et seq. or listed pursuant to Section 307 of the Federal Water Pollution Control Act (33 U.S.C. 1317), (ix) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., (x) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensations, and Liability Act, 42 U.S.C. 9601 et seq., or (xi) regulated under the Toxic Substances Control Act, 15 U.S.C. 2601 et seq.

          I. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Material which relates to the Premises and (ii) any contamination of the Premises by Hazardous Materials which constitutes a violation of any Hazardous Material Law.

          J. The obligations of Landlord and Tenant under this Section 22 shall survive the expiration or earlier termination of this Lease.

          K. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Material are exclusively established by this
Section 22. In the event of any inconsistency between any other part of this Lease and this Section 22, the terms of this Section 22 shall control.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the date and year first above written.


LANDLORD:                     TENANT:

MPJ, a California             APPLE COMPUTER, INC.,
general partnership           a California corporation


By: /s/ James D. Mair         By: /s/ Del Yocam
   -----------------------       ---------------------------
                                  Del Yocam, Executive Vice
Title: General Partner            President and Chief
      --------------------        Operating Officer

By: /s/ W. Leslie Pelio
   -----------------------

Title: General Partner
      --------------------

                                  EXHIBIT "B"
                                  -----------

                                 IMPROVEMENTS
                                 ------------

     1. The Premises shall be delivered to Tenant in their present condition. Landlord shall not be required to construct, furnish or install any work, alterations, additions or improvements to the Premises.

     2. Tenant, at its expense, shall construct, furnish or install all improvements, equipment or fixtures within the Premises that are necessary for Tenant's occupancy and use of the Premises (hereinafter referred to as "Tenant's Work"). Tenant's Work shall be in conformity with plans submitted to and approved by Landlord and shall be performed all in accordance with the following provisions:

          A. Tenant shall cause all plans, drawings and specifications for Tenant's Work, whether preliminary or final, to be prepared by licensed architects and, where appropriate, mechanical, electrical and structural engineers. Tenant shall cause all plans, drawings and specifications for Tenant's Work to be prepared in strict compliance with all applicable governmental laws, ordinances, codes and regulations.

          B. Tenant shall prepare and submit to Landlord for its approval, which approval shall be given or refused within seven (7) days after submission of such drawings and if not refused within such time shall be deemed given, as to design, two sets of fully dimensioned scaled preliminary drawings of the Premises and Tenant's proposed work therein.

          C. Following approval of Tenant's preliminary drawings by Landlord, Tenant shall prepare final plans and specifications for Tenant's Work in conformity with such approved preliminary drawings, and shall furnish two copies of such final plans and specifications to Landlord for its determination as to the conformity with approved preliminary drawings and for its approval as to any matters not shown in the approved preliminary drawings. Landlord shall approve or disapprove such final plans and specifications within seven (7) days following receipt of the same and in the event of disapproval, Tenant shall promptly revise and resubmit such final plans and specifications as required by Landlord.

          D. After approval of final plans and specifications by Landlord, Tenant shall at its sole cost, obtain all required building permits and other governmental approvals necessary to commence Tenant's Work. Immediately following the issuance of the building permits and other governmental approval, Tenant shall proceed forthwith to commence and complete performance of Tenant's Work. Tenant's contractors and subcontractors shall be acceptable to and approved by Landlord. Any damage to the Building of which the Premises are a part caused by Tenant or its contractors or subcontractors in connection with the performance of Tenant's Work shall be repaired at Tenant's expense.

          E. Any changes in Tenant's Work from the final plans and specifications approved by Landlord shall be subject to Landlord's approval, and Tenant shall pay all costs incurred by Landlord in reviewing any requested change.

          F. Upon completion of Tenant's Work, Tenant shall furnish to Landlord for its permanent files one reproducible set of "as built" drawings showing Tenant's Work as constructed or installed in the Premises.

     3. If Tenant is not in default under this Lease and the Lease is in full force and effect, Landlord shall make available to Tenant the sum of Five Hundred Sixty-Four Thousand Four Hundred Eighty Dollars ($564,480.00) towards the cost of Tenant's Work in Building A, the sum of Seven Hundred Seventy-Four Thousand One Hundred Sixty Dollars ($774,166.00) towards the cost of Tenant's Work in Building B, and Eight Hundred Eighty-Nine Thousand Three Hundred Sixty Dollars ($889,360.00) towards the cost of Tenant's Work in Building C, in accordance with the terms and conditions of this Paragraph 3 (the "Improvement Allowance"). In the event that Tenant elects not to apply the entire amount of the Improvement Allowance designated for a particular Building in the improvement of that building, Tenant shall be entitled to apply the Improvement

Allowance to the remaining Building, providing that Tenant shall apply a minimum amount of the Improvement Allowance to each Building equal to the product of Five Dollars ($5.00) and the number of square feet comprising such Building, and further provided that the Improvement Allowance shall be applied to general purpose improvements. Upon the Commencement Date for each Building, on Tenant's request, Landlord shall reimburse Tenant up to the foregoing dollar sums, for the cost of Tenant's Work, provided that Tenant shall furnish Landlord:

          A. A statement from Tenant's architect certifying that the final plans and specifications were prepared in compliance with applicable Laws and, to the best of the architect's knowledge, that the Tenant's Work has been completed in compliance with the approved final plans and specifications;

          B. An itemized statement of such costs, certified as correct by Tenant;

          C. Copies of paid invoices evidencing that all work for which reimbursement is requested has been paid for in full by Tenant;

          D. Unconditional mechanic's lien releases from Tenant's general contractors, suppliers, materialmen and all subcontractors who have done work or supplied materials to the Premises; and

          E. An estoppel certificate executed by Tenant as described in Paragraph 20.1 of the Lease.

     Landlord's reimbursement obligation shall apply to any portion of the cost of Tenant's Work as to which Tenant fulfills its obligations in this paragraph
3. In the event that payment for any portion of the Tenant's Work is the subject of a good faith dispute, Landlord shall be entitled to withhold from the amount which would otherwise be reimbursable to Tenant a sum equal to one and one-half (1-1/2) times the amount in dispute. Landlord shall hold such withheld sums in an interest-bearing account and shall pay the sums so withheld to Tenant upon Tenant's compliance with this paragraph 3, together with the interest so earned.

     In the event that any lien is recorded against Landlord's interest in the Complex as a result of construction performed for Tenant pursuant to this Exhibit B, Landlord shall be entitled to require Tenant to cause such lien to be released of record as provided in Section 9 of the Lease and, in the event that Tenant pays or bonds over such lien, and provided Tenant has complied with the provisions of this paragraph 3, Landlord shall release to Tenant the sums withheld.

     4. Provided that Tenant has complied with its obligations pursuant to paragraph 3, if Landlord does not reimburse the full amount of the Improvement Allowance to tenant when due, Tenant shall be entitled, among its other rights or remedies, to offset against Base Monthly Rent, the amount of the Improvement Allowance due, together with interest at the rate stated in Section 20.14.

                                       *
                                       *
                                       *
                                       *
                                       *
                                       *
                                       *
                                       *
                                       *
                                       *
                                       *
                                       *
                                       *
                                       *
                                       *
                                       *
                                       *

                                   EXHIBIT B


                               SUBLEASED PREMISES
                               ------------------

                                   EXHIBIT C

                  CONFIRMATION OF COMMENCEMENT DATE AGREEMENT
                  -------------------------------------------



     THIS CONFIRMATION OF COMMENCEMENT DATE AGREEMENT is entered into by and between Apple Computer, Inc., a California corporation ("Sublessor") and NVidia, a Delaware corporation ("Sublessee") with respect to the following facts:

A. Sublessor and Sublessee entered into a Sublease dated as of April 2, 1998 with respect to those certain premises commonly known as 3535 Monroe Drive, Santa Clara, California (the "Subleased Premises").

B. Because the master landlord, MPJ, a California general partnership, was required to consent to the Sublease, the commencement date of the Subleased was not fixed. The parties hereto desire to set forth herein the commencement date of the Sublease and such other matters as may pertain thereto.

     NOW, THEREFORE, the parties agree as follows:

     1. The term of the Sublease commenced on ________________, 1998, and will expire on December 31, 2002. Sublessee has accepted full and complete possession of the Subleased Premises. All of Sublessor's obligations which have accrued prior to the date hereof have been performed.

     2. The Base Monthly Rent owing under Paragraph 3.1 of the Sublease is as follows:

      Insert Dates in lieu of months 1-12             insert Base Monthly Rent
      Insert Dates in lieu of months 13-24            insert Base Monthly Rent
      Insert Dates in lieu of months 25-36            insert Base Monthly Rent
      Insert Dates in lieu of months 37-48            insert Base Monthly Rent
      Insert Dates in lieu of months 49-55            insert Base Monthly Rent

     3. All other terms and conditions of the Sublease shall remain unmodified and in full force and effect.


APPLE COMPUTER, INC.                  NVIDIA
a California corporation              a Delaware corporation



By:                                   By:
   -------------------------------       -------------------------------

Its:                                  Its:
    ------------------------------         -----------------------------

Date:                                 Date:
     -----------------------------         -----------------------------

                                   EXHIBIT D

                                    PARKING
                                    -------

                                   EXHIBIT E
                              ENVIRONMENTAL REPORT
                              --------------------

                                   EXHIBIT F

                          TERMS OF FURNITURE PURCHASE
                          ---------------------------



     1.  Purchase of Furniture.  The total purchase price for the Furniture is
         ---------------------
Three Hundred Fifty Six Thousand Eight Hundred Dollars ($356,800.00) which includes the California state tax (together, the "Furniture Price"). Upon execution of this Sublease, Sublessee agrees to purchase the furniture as itemized on the attached Schedule A (the "Initial Furniture"). Upon execution of the Sublease, Sublessee shall pay to Sublessor a deposit in the amount of Fifty Six Thousand Eight Hundred Dollars ($56,800.00) which will be applied to the purchase price of the Furniture. Commencing on the Commencement Date of the Sublease, Sublessee shall pay to Sublessor in twelve (12) equal monthly installments (without interest) of Twenty Five Thousand Dollars ($25,000.00) concurrently with Base Monthly Rent. The final installment of the Furniture Price shall be due and payable on May 31, 1999.

     2.  Title to Furniture.
         ------------------

          2.1 Furniture.  Upon Sublessee's payment to Sublessor of the entire
              ---------
remaining balance of the Furniture Price, Sublessor agrees to convey legal title to the Furniture itemized on the attached Schedule A (the "Furniture"), by bill of sale reasonably acceptable to Sublessee. Such conveyance shall be without representation or warranty whatsoever, except that Sublessor shall warrant that it holds legal title to the Remaining Furniture and that such Remaining Furniture is free and clear of all encumbrances created by or through Sublessor.

          2.3 Sublease Termination.  In the event that this Sublease terminates
              --------------------
due to a default by Sublessee which was not cured within any applicable grace period, Sublessee's right to acquire title to any furniture for which a bill of sale has not been given by Sublessor in accordance with paragraphs 2.1 or 2.2 above (or for which Sublessee is not otherwise entitled to pursuant to the terms thereof) shall terminate concurrently therewith. Upon such termination, Sublessor shall be entitled to retain all Furniture Payments made to the date of the termination and shall maintain full legal title to the Furniture for which a bill of sale has not been given by Sublessor in accordance with paragraphs 2.1 or 2.2 above (or for which Sublessee is not otherwise entitled to pursuant to the terms thereof). For example, if the Furniture Price allocable to the Initial Furniture is fully paid and the Sublease terminates after some payments of the Furniture Price allocable to the Remaining Furniture have already been made to Sublessor, Sublessee shall have no right whatsoever to claim title to any portion of the Remaining Furniture or to obtain any refund of such payments. In the event of a termination of the Sublease due to a casualty or condemnation as set forth in Sections 12 and 13 of the Master Lease, respectively, Sublessee may acquire legal title to that portion of the Furniture for which full payment of the Furniture Price has not yet been paid by making full payment to Sublessor prior to the date of termination. If Sublessee fails to pay the outstanding balance of the Furniture Price by such termination date, Sublessor shall be entitled to retain all Furniture Payments made to the date of the Termination and shall maintain full legal title to the Furniture for which a bill of sale has not been given by Sublessor in accordance with paragraphs 2.1 or 2.2 above (or for which Sublessee is not otherwise entitled to pursuant to the terms thereof).


     3.  Maintenance and Repair of Furniture.  The Furniture is currently
         -----------------------------------
located in the Sublease Premises. By entering into this Sublease, Sublessee accepts the Furniture in its current condition, "as-is", and without representation or warranty of any kind. Sublessee shall not remove from the Sublease Premises the Furniture for which Sublessee has not yet received a bill of sale from Sublessor until the entire Furniture Price has been paid in full to Sublessor. Prior to payment of the entire Furniture Price to Sublessor, Sublessee shall maintain in good condition and repair that portion of the Furniture for which Sublessee has not yet received a bill of sale from Sublessor. Upon expiration of the Sublease term or any earlier termination of this Sublease, if Sublessee has failed to pay the entire Furniture Price to Sublessor as provided herein, Sublessee shall surrender the Furniture for which Sublessee has not yet received a bill of sale in accordance with paragraphs 2.1 or 2.2 above (or for which Sublessee is not otherwise entitled to pursuant to the terms thereof) in the same condition as that Furniture is in on the Commencement Date, normal wear and tear excepted.

                                   EXHIBIT G


                        SUBLESSEE'S TENANT IMPROVEMENTS
                        -------------------------------